UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

*** PRELIMINARY COPY ***

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cott Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cott Corporation 6525 Viscount Road Mississauga, Ontario, Canada L4V1H6 (905) 672-1900 5519 West Idlewild Avenue Tampa, Florida, United States 33634 (813) 313-1800

March [●], 2017

Dear Shareowners:

We are pleased to invite you to attend our annual and special meeting of shareowners, which will be held at the Intercontinental Toronto Yorkville, 220 Bloor Street West, Toronto, Ontario, Canada at 8:30 a.m. (Toronto time) on Tuesday, May 2, 2017. At this meeting, you will have the opportunity to meet our directors and members of our senior management team, learn more about our Company and our plans for the future, and receive our financial results for the 2016 fiscal year.

The notice of meeting and circular that accompany this letter describe the business to be conducted at the meeting.

We are pleased to furnish our proxy materials over the Internet in accordance with applicable law. As a result, we are mailing to many of our shareowners a notice instead of paper copies of our proxy statement, form of proxy and 2016 annual report. The notice contains instructions on how to access these materials over the Internet, as well as instructions on how shareowners can receive paper copies of these materials. Employing this distribution process will conserve natural resources and reduce the costs of printing and distributing these materials.

Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the form of proxy provided. We encourage you to read the circular and vote as soon as possible. We look forward to your participation.

Sincerely,

JERRY FOWDEN

Chief Executive Officer

Cott Corporation

Notice of Annual and Special Meeting of Shareowners

The Annual and Special Meeting of Shareowners of Cott Corporation (“Cott”) will be held

on:	Tuesday, May 2, 2017

at:	8:30 a.m. (local time in Toronto)

at the:	Intercontinental Toronto Yorkville, 220 Bloor Street West, Toronto, Ontario, Canada

to:	• receive the financial statements for the year ended December 31, 2016 and the report on those statements by Cott’s independent registered certified public accounting firm,

• elect directors,

• approve the appointment of Cott’s independent registered certified public accounting firm,

• hold a non-binding advisory vote on executive compensation,

• hold a non-binding advisory vote on the frequency of future executive compensation advisory votes,

• approve a special resolution to reduce the stated capital of our common shares to US$500 million, and

• transact any other business that properly may be brought before the meeting and any adjournment of the meeting.

By order of the board of directors

Marni Morgan Poe

Vice President, General Counsel and Secretary

Tampa, Florida, U.S.A.

March [●], 2017

YOU ARE INVITED TO VOTE BY COMPLETING, DATING AND SIGNING THE FORM OF PROXY AND RETURNING IT BY MAIL OR BY FACSIMILE, OR BY FOLLOWING THE INSTRUCTIONS FOR VOTING OVER THE INTERNET IN THE PROXY STATEMENT. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY OUR TRANSFER AGENT NO LATER THAN 5:00 P.M. TORONTO TIME ON APRIL 28, 2017 OR THE LAST BUSINESS DAY PRIOR TO ANY POSTPONED OR ADJOURNED MEETING OR IS OTHERWISE RECEIVED BY OUR SECRETARY, AS DESCRIBED HEREIN, PRIOR TO THE COMMENCEMENT OF THE MEETING OR ANY POSTPONED OR ADJOURNED MEETING. OUR TRANSFER AGENT’S MAILING ADDRESS IS COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 8TH FLOOR, TORONTO, ONTARIO, CANADA, M5J 2Y1 AND FACSIMILE NUMBER IS 1-866-249-7775 OR (416) 263-9524.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 2, 2017

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which are available on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our proxy statement, form of proxy and 2016 annual report are available at our website (www.cott.com/for-investors/overview), as well as our profile on SEDAR (www.sedar.com). Our proxy statement includes information on the following matters, among other things:

•	The date, time and location of the Annual and Special Meeting of Shareowners;

•	A list of the matters being submitted to the shareowners for approval; and

•	Information concerning voting in person at the Annual and Special Meeting of Shareowners.

If you want to receive a paper copy or e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy to Computershare Investor Services by telephone at 1-800-564-6253 or contact Cott’s Investor Relations Department directly at our principal executive office: Cott Corporation, 5519 W. Idlewild Ave., Tampa, FL 33634, telephone (813) 313-1732, email InvestorRelations@cott.com.

Cott Corporation

Annual and Special Meeting of Shareowners

THIS BOOKLET EXPLAINS:

•	details of the matters to be voted upon at the meeting, and

•	how to exercise your right to vote even if you cannot attend the meeting.

THIS BOOKLET CONTAINS:

•	the notice of the meeting,

•	the proxy statement for the meeting, and

•	a proxy form that you may use to vote your shares without attending the meeting.

REGISTERED SHAREOWNERS

A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the meeting in person. Instructions on how to vote using this form are found starting on page 1 of this proxy statement.

NON-REGISTERED BENEFICIAL SHAREOWNERS

If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.

The accompanying proxy statement and form of proxy are furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors for use at the annual and special meeting of shareowners to be held on Tuesday, May 2, 2017 and any continuation of the meeting after an adjournment of such meeting.

AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION

If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

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Cott Corporation

Proxy Statement

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors of Cott Corporation (“Cott” or the “Company”) for use at the annual and special meeting of shareowners (the “meeting”) that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting and any continuation of the meeting after an adjournment of such meeting.

We are first mailing or making available to shareowners this proxy statement, our 2016 annual report and related materials on or about March [●], 2017. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy statement is as of March 13, 2017, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy statement, therefore, references to the year 2014 are to the fiscal year ended January 3, 2015, references to the year 2015 are to the fiscal year ended January 2, 2016 and references to the year 2016 are to the fiscal year ended December 31, 2016. As used herein, “GAAP” means United States generally accepted accounting principles.

VOTING AT THE MEETING

Who Can Vote

March 13, 2017 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the record date, [●] common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.

Voting By Registered Shareowners

The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “Voting By Non-Registered Beneficial Shareowners.”

Voting in Person

Registered shareowners who attend the meeting may vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote in person at the meeting, you do not need to complete or return the form of proxy, although you are requested to do so. Please register your attendance with the scrutineer, Computershare Investor Services Inc. (“Computershare”), upon your arrival at the meeting. Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy.

Voting by Proxy

If you are a registered shareowner but do not plan to attend the meeting in person, there are four ways that you can vote your proxy:

Mail: You may vote by completing, dating and signing the enclosed form of proxy and returning it to Computershare no later than 5:00 p.m. local time in Toronto on April 28, 2017, or the last business day prior to any postponed or adjourned meeting, by mail to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 using the envelope provided.

Fax: You may vote by completing, dating and signing the enclosed form of proxy and faxing it to Computershare at 1-866-249-7775 (toll free within Canada and the United States) or 1-416-263-9524 (outside Canada and the United States) no later than 5:00 p.m. local time in Toronto on April 28, 2017 or the last business day prior to any postponed or adjourned meeting.

Internet: You may vote over the Internet by accessing www.investorvote.com and following the proxy login and voting procedures described for the meeting. The enclosed form of proxy contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 5:00 p.m. local time in Toronto on April 28, 2017 or the last business day prior to any postponed or adjourned meeting.

The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Cott is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.

Other: If you have not availed yourself of any of the foregoing voting procedures by 5:00 p.m. local time in Toronto on April 28, 2017 or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by (i) completing, dating and signing the enclosed form of proxy and faxing it to the attention of our Secretary at (813) 881-1923, or (ii) having the person you have chosen as your proxyholder deliver it in person to our Secretary, in each case so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

What Is a Proxy?

A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.

How do You Appoint a Proxyholder?

Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Cott. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Cott. If you want to authorize a director or officer of Cott who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed proxy form.

Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.

How Will a Proxyholder Vote?

If you mark on the proxy how you want to vote on a particular issue, your proxyholder must cast your votes as instructed. By checking “WITHHOLD” on the proxy form, you will be abstaining from voting.

If you do NOT mark on the proxy how you want to vote on a particular matter, your proxyholder is entitled to vote your shares as he or she sees fit. If your proxy does not specify how to vote on any particular matter, and if you have authorized a director or officer of Cott to act as your proxyholder, your shares will be voted at the meeting:

•	FOR the election of the nominees named in this proxy statement as directors;

•	FOR the approval of the appointment of PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm;

•

FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 18 (commonly referred to as “say-on-pay”);

•	FOR the approval, on a non-binding advisory basis, to hold a say-on-pay vote ONCE EVERY YEAR; and

•

FOR the approval of a reduction of the stated capital of our common shares to $500 million described under “Approval of Reduction in Stated Capital” beginning on page 63 of this proxy statement, in accordance with the resolution attached as Appendix A to this proxy statement on page A-1.

For more information on these matters, please see “Election of Directors,” beginning on page 7, “Independent Registered Certified Public Accounting Firm—Approval of Appointment of Independent Registered Certified Public Accounting Firm” on page 58, “Advisory Vote on Executive Compensation” on page 61, “Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation” on page 62 and “Approval of Reduction in Stated Capital” on page 63.

If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 13, 2017.

How do You Revoke Your Proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, by voting via the Internet at a later date or by attending the meeting and voting in person. You may send a written notice to our Secretary to the following address: 5519 West Idlewild Avenue, Tampa, Florida U.S.A. 33634.

This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.

If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name in person at the meeting.

Voting By Non-Registered Beneficial Shareowners

If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Computershare or Broadridge Investor Communications (“Broadridge”)) to forward meeting materials to beneficial shareowners.

Cott intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

Voting in Person

A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting in person (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary.

Voting by Proxy through Intermediary

Internet: If your intermediary is registered with Computershare or Broadridge, both of which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.

Through Intermediary: A beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareowner. In this case, you can complete the form of proxy and vote by mail or facsimile only in the same manner as described above under “Voting by Registered Shareowners—Voting by Proxy” beginning on page 1 of this proxy statement.

In all cases, beneficial shareowners should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareowner with respect to the voting of certain shares, or because under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting. In addition to being able to submit to Cott or the intermediary, as applicable, a voting instruction form, beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.

Confidentiality of Vote

Computershare counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

•	there is a proxy contest;

•	the proxy contains comments clearly intended for management; or

•	it is necessary to determine a proxy’s validity or to enable management and/or the board of directors to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

Quorum

The annual meeting requires a quorum, which for this meeting means:

•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and

•	persons owning or representing not less than a majority of the total number of our shares entitled to vote.

Vote Counting Rules

All matters that are scheduled to be voted upon at the meeting, other than as set out below, are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes: if more than half of the votes that are cast are cast in favor, the resolution passes. Ten directors nominated must be elected by ordinary resolution of the shareowners. Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly deliver written notice to the Corporate Governance Committee offering to resign from the board of directors. Cott’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 13 of this proxy statement.

The approval of Cott’s independent registered certified public accounting firm must be approved by ordinary resolution of the shareowners. Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of Cott’s executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Similarly, since the non-binding advisory vote on the frequency of say-on-pay votes seeks the input of shareowners and provides shareowners with multiple voting options, the options being every one, two or three years, there is no minimum vote requirement for the proposal. However, the frequency option receiving the greatest number of votes will be considered the frequency recommended by shareowners.

The approval of the reduction in stated capital is a special resolution, which must be approved by not less than sixty-six and two-thirds percent (66 2/3%) of the votes cast by the shareowners.

Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” Abstentions/withholding and broker non-votes are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Cott. In addition, Cott may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of $12,000, plus limited reimbursement for out-of-pocket expenses.

Please Complete Your Proxy

Our management, with the support of the board of directors, requests that you fill out your proxy to ensure your votes are cast at the meeting. This solicitation of your proxy (your vote) is made on behalf of management and the board of directors.

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS

If you want to propose any matter for inclusion in our 2018 proxy statement, it must be received by our Vice President, General Counsel and Secretary no later than November 22, 2017 at Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634.

Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the board of directors unless the “advance notice” requirements of our by-laws are waived by the board of directors in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.

PRINCIPAL SHAREOWNERS

We are not aware of any person who, as of March 13, 2017, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:

Name	Nature of Ownership or Control	Number of Shares	Percentage of Class
Levin Capital Strategies, L.P.(1) 595 Madison Avenue, 17th Floor New York, New York 10022	Beneficial ownership	20,501,883	14.80%
Connor, Clark & Lunn Investment Management Ltd.(2) 2200-1111 West Georgia Street Vancouver, BC, V6E 4M3 Canada	Beneficial ownership	12,598,471	9.10%
FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	Beneficial ownership	7,107,959	5.14%

(1)	Based solely on information reported in an amended Schedule 13G filed by Levin Capital Strategies, L.P. (“Levin Capital”) on February 14, 2017 with the United States Securities and Exchange Commission (the “SEC”). As reported in such filing, Levin Capital is the beneficial owner of 20,501,883 shares, constituting approximately 14.80% of the shares outstanding, with shared voting power with respect to 16,209,396 shares, and shared dispositive power with respect to 20,501,883 shares.

(2)	Based solely on information reported in a Schedule 13G filed by Connor, Clark & Lunn Investment Management Ltd (“Connor Clark”) on February 13, 2017 with the SEC. As reported in such filing, Connor Clark is the beneficial owner of 12,598,471 shares, constituting approximately 9.10% of the shares outstanding, with shared voting power with respect to 12,280,938 shares, and sole dispositive power with respect to 12,598,471 shares.

(3)

Based solely on information reported in an amended Schedule 13G filed by FMR LLC (“FMR”) on February 14, 2017 with the SEC. As reported in such filing, FMR Co., Inc, FIAM LLC, and Fidelity Institutional Asset Management Trust Company reported that each beneficially owns Cott common shares. Abigail P. Johnson is the Chairman and Chief Executive Officer of FMR. Members of the family of Ms. Johnson (the “Johnson Family”) are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson Family and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of

Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson Family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

FINANCIAL STATEMENTS

At the meeting, we will submit to our shareowners Cott’s annual consolidated financial statements for the year ended December 31, 2016, and the related report of Cott’s independent registered certified public accounting firm. No vote will be taken regarding the financial statements.

ELECTION OF DIRECTORS

The Corporate Governance Committee of the board of directors (the “Corporate Governance Committee”) reviews annually the qualifications of persons proposed for election to the board and submits its recommendations to the board for consideration.

In the opinion of the Corporate Governance Committee and the board, each of the 10 nominees for election as a director is well qualified to act as a director of Cott and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the board and its committees to function effectively. Our approach to corporate governance and the roles of the board and its committees are described under “Corporate Governance” on page 49 of this proxy statement.

During 2016, the board of directors held nine meetings. Each of our incumbent directors attended, in person or by telephone, 75% or more of the applicable meetings of the board of directors and committees on which they served in 2016.

Set forth below is certain information concerning our nominees for election as directors of Cott, including information regarding each person’s service as a director, committee membership, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the board of directors to determine that the person should serve as a director of Cott. Because Cott is a Canadian corporation, we are required to have at least 25% of our directors be Canadian residents. The directors who are Canadian residents are identified below. If elected, each director will hold office until the next annual meeting of shareowners.

The board has considered the independence of each of the nominees for election as directors of Cott for purposes of the rules of the SEC, New York Stock Exchange (“NYSE”) and, where applicable, National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. All nominees are independent except for Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 16 of this proxy statement for further discussion of the board’s determinations as to independence.

Nominee	Committee Membership
Mark Benadiba, 64, of Toronto, Ontario, Canada, served as executive Vice-President, North American Operations, of Cott Corporation from 1996 until 2006. Mr. Benadiba held several roles during his tenure at Cott from 1990 through 2006, including Executive Vice President and Chief Executive Officer of Cott Canada from 1990 to 1998. Previously, Mr. Benadiba was a Senior Executive of Pepsi/Seven-Up, Toronto/Canada (a division of Seven-Up Canada Inc.). He has served on Cott’s board since June 2008. The board nominated Mr. Benadiba to be a director because of his management experience in, and extensive knowledge of, the beverage industry. The board believes Mr. Benadiba’s experience in the beverage industry, including the various positions he held within Cott, enable him to make valuable contributions to the board. Mr. Benadiba is a Canadian resident.	Audit Committee
Jerry Fowden, 60, of Tampa, Florida, U.S.A., was appointed as our Chief Executive Officer in 2009. Prior to this appointment, he served as President of Cott’s international operating segment, Interim President North America and Interim President of Cott’s UK and European business from 2007 to 2009. Prior to joining Cott, Mr. Fowden served as Chief Executive Officer of Trader Media Group and was a member of the Guardian Media Group plc’s board of directors from 2005 to 2007. Prior to this time, Mr. Fowden served in a variety of roles at multiple companies, including global Chief Operating Officer of ABInBev S.A. Belgium, an alcoholic beverage company, Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors, Chief Executive Officer of Hero AG’s European beverage operations and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations. Mr. Fowden currently serves on the board of directors of Constellation Brands Inc., a premium alcoholic beverage company, and on the board of directors of the American Beverage Association. Mr. Fowden previously served as a member of the advisory board of Tchibo Coffee International Ltd, a premium coffee company. The board nominated Mr. Fowden to be a director because he is Cott’s Chief Executive Officer, and has held operational management positions within Cott in North America and Europe. Under Mr. Fowden’s leadership, Cott has become a more highly cash generative business, in higher margin, stable to growing “Good For You” beverage categories distributed through multiple channels with a reduced dependence on large format retailers.	—

Nominee	Committee Membership
David T. Gibbons, 73, of Naples, Florida, U.S.A., was Cott’s Interim Chief Executive Officer from March 2008 to February 2009. Prior to joining Cott, he was President and Chief Executive Officer of Perrigo Company, a manufacturer of retailer brand over-the-counter pharmaceutical and nutritional products, from 2000 to 2006, and from 2003 to 2007, he also held the role of Chairman of that company. Mr. Gibbons has served on the board of directors of Perrigo and Robbins & Myers, Inc., a manufacturer of fluid management products. He has served on Cott’s board since April 2007, and is currently the Chairman of the board. The board nominated Mr. Gibbons to be a director because he has an extensive consumer products background, with leadership experience in strategic planning, sales and marketing, operational improvements and international operations, as well as extensive board and corporate governance experience from serving as a director and committee member on public, private and non-profit boards.	Chairman of the Board; Corporate Governance Committee
Stephen H. Halperin, 67, of Toronto, Ontario, Canada, is a partner at the law firm of Goodmans LLP. He has been a partner with Goodmans since 1987 and served as a member of the Executive Committee from 1993 to 2016. He also serves as a director of Gluskin Sheff + Associates, Inc., a Toronto Stock Exchange listed wealth management company, and is a member of the Board of Governors of McGill University. Mr. Halperin served on the board of trustees of KCP Income Fund, a custom manufacturer of national brand and retailer brand consumer products, and has served on the boards of several other publicly listed issuers. He has served on Cott’s board since 1992. The board nominated Mr. Halperin to be a director because he is an expert in Canadian corporate law, with over 30 years of experience counseling boards and senior management regarding corporate governance, compliance, disclosure, international business conduct, capital markets, corporate strategy and other relevant issues. Mr. Halperin is a Canadian resident.	—
Betty Jane (BJ) Hess, 68, of Hingham, Massachusetts, U.S.A., was Senior Vice President, Office of the President, of Arrow Electronics, Inc., an electronics distributor listed on the NYSE, for five years prior to her retirement in 2004. At Arrow Electronics, Inc., Ms. Hess was responsible for global operations and led or participated in the integration of 62 acquisitions in the Unites States, Europe and Asia over a 20 year period. She served on the board of directors of the ServiceMaster Company, a company providing home maintenance and lawn care services, and Harvest Power, a firm specializing in the management of organic waste. Ms. Hess is the subject of case studies at Harvard Business School and MIT Sloan School of Management on integration strategy and operational excellence in the supply chain at Arrow Electronics, Inc. She has served on Cott’s board since 2004. The board nominated Ms. Hess to be a director because it believes that her executive experience, integration expertise, leadership and communication skills are valuable assets to the board.	Human Resources and Compensation Committee

Nominee	Committee Membership
Gregory Monahan, 43, of Darien, Connecticut, U.S.A., has been a Senior Managing Director of Crescendo Partners, L.P., a New York-based investment firm, since December 2014. Prior to December 2014, he served as Managing Director of Crescendo Partners and has held various positions at Crescendo Partners since May 2005. He is also a Managing Member and Portfolio Manager for Jamarant Capital, LP, a private investment firm. Previously, he was co-founder of Bind Network Solutions, a consulting firm focused on network infrastructure and security. Mr. Monahan is currently on the board of directors of Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultra-portable devices. He also serves on the board of directors of BSM Technologies Inc., a global commercial fleet telematics provider. He previously served on the board of directors of COM DEV International Ltd., a supplier of space equipment and services, SAExploration Holdings Inc., a seismic data services company, ENTREC Corporation, a heavy haul and crane services provider, Bridgewater Systems, a telecommunications software provider, and O’Charley’s Inc., a multi-concept restaurant company. Mr. Monahan has served on Cott’s board since June 2008. The board nominated Mr. Monahan to be a director because it believes he possesses valuable financial expertise, including extensive expertise with capital markets transactions and investments in both public and private companies. He has served in managing roles in investment and technology consulting firms, which experience informs his judgment and risk assessment as a board member.	Audit Committee
Mario Pilozzi, 70, of Oakville, Ontario, Canada, was, until January 2008, President and CEO of Wal-Mart Canada. He joined Wal-Mart Canada in 1994 as Vice-President of Hardline Merchandise and was promoted to Senior Vice-President of Merchandise and Sales, and later Chief Operating Officer, before serving as President and CEO. Prior to joining Wal-Mart Canada, Mr. Pilozzi held a broad range of positions with Woolworth Canada spanning more than 30 years, including the positions of Vice-President of Hardline Merchandise, Administrator of Store Openings, District Manager, Store Manager and several other key roles in Woolworth’s variety and discount-store divisions. Since his retirement in 2008, Mr. Pilozzi has served as a consultant for Wal-Mart’s businesses in Puerto Rico, Brazil, Argentina, Chile, Mexico, China and Japan. Mr. Pilozzi has served on Cott’s board since June 2008. The board nominated Mr. Pilozzi to be a director because he has extensive executive experience with two well-known, multinational corporations and understands the retail sales business of our retailer partners. Mr. Pilozzi is a Canadian resident.	Human Resources and Compensation Committee
Andrew Prozes, 71, of Miami Beach, FL, U.S.A., was Global Chief Executive Officer of LexisNexis Group, a provider of legal and risk management solutions and information in New York City, from 2000 to December 2010. Mr. Prozes served on the board of directors of Reed Elsevier plc and Reed Elsevier NV, parent entities to LexisNexis, until his retirement from LexisNexis Group at the end of 2010. Mr. Prozes also serves as a director on the boards of Transunion LLC, Asset International Inc., Reputation Institute, Scribestar Ltd., Ethoca Limited, Synaptive Medical Inc., Corporate Risk Holdings Limited and a number of other private for-profit and not-for-profit boards. He has served on Cott’s board since January 2005. The board nominated Mr. Prozes to be a director because it believes he possesses valuable executive and financial expertise that makes him an asset to the board. Cott benefits from Mr. Prozes’s experience as an executive officer and director of large, international companies.	Corporate Governance Committee; Chair, Human Resources and Compensation Committee

Nominee	Committee Membership
Eric Rosenfeld, 59, of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as a director for CPI Aerostructures Inc., a company engaged in the contract production of structural aircraft parts, for which he also serves as Chairman, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices and Pangaea Logistics Solutions Ltd., a logistics and shipping company that merged with Quartet Merger Corp., a blank-check company, for which he served as Chairman and CEO. Currently Mr. Rosenfeld serves as the Chairman and CEO of Harmony Merger Corp., a blank-check company. Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation and Trio Merger Corp., all blank check companies that later merged with Hill International, Primoris Services Corporation and SAExploration Holdings Inc., respectively. He also served on the board of directors of Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, SAExploration Holdings Inc., a seismic data services company, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, GEAC Computer, a software company, and Computer Horizons Corp., an IT services company. Mr. Rosenfeld has served on Cott’s board since June 2008 and is our Lead Independent Director. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective Lead Independent Director for the board.	Chair, Corporate Governance Committee
Graham Savage, 67, of Toronto, Ontario, Canada, is a corporate director. Between 2002 and 2007, Mr. Savage served as the Chairman of Callisto Capital L.P., a Toronto-based private equity firm. Prior to this, since 1998, Mr. Savage was Managing Director at Savage Walker Capital Inc., Callisto Capital L.P.’s predecessor. Between 1975 and 1996, Mr. Savage was with Rogers Communications Inc. in various positions culminating in being appointed the Senior Vice President, Finance and Chief Financial Officer, a position he held for seven years. In addition, Mr. Savage serves on the boards of Postmedia Network Canada Corp. and Sears Canada Inc. He has also served on the boards of Canadian Tire Corporation, Rogers Communications Inc., Alias Corp., Lions Gate Entertainment Corp. and Royal Group Technologies Limited, among others. Mr. Savage has served on Cott’s board since February 2008. The board nominated Mr. Savage to be a director because of his financial expertise, including expertise in the area of private equity. He is our audit committee financial expert and has served as Chief Financial Officer of a large public company. Mr. Savage also has board and committee experience at both public and private companies, and his extensive executive experience brings strong financial and operational expertise to the board. Mr. Savage is a Canadian resident.	Chair, Audit Committee

It is intended that each director will hold office until the close of business of the 2018 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Cott’s Corporate Governance Guidelines, no director may stand for election or re-election to the board of directors after the director has reached the age of 75 (a director that turns 75 during his or her term, however, may serve out the remainder of that term). No nominee identified above will reach the age of 75 prior to the date of the 2018 annual meeting.

Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the board of directors of the 10 nominees who are identified above. Management and the board of directors do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying form of proxy will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees.

Cease Trade Orders, Corporate and Personal Bankruptcies, Penalties and Sanctions

Except as set forth below, to the knowledge of Cott, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including Cott) that (i) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or officer was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director or officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Except as set forth below, to the knowledge of Cott, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director or executive officer of any company (including Cott) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (ii) has, within 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.

Mr. Savage served as a director of Sun-Times Media Group, Inc. (“Sun Times”), formerly Hollinger International Inc. (“Hollinger”). He served as a director of that company from July 2003 until November 2009. On June 1, 2004, the Ontario Securities Commission issued a permanent management cease trade order (the “Ontario Cease Trade Order”) against the insiders of Hollinger for failing to file its interim financial statements and interim management’s discussion and analysis for the three-month period ended March 31, 2004, and its annual financial statements, management’s discussion and analysis and annual information form for the year ended December 31, 2003. In addition, the British Columbia Securities Commission issued a cease trade order against an insider of Hollinger resident in British Columbia on May 21, 2004, as updated on May 31, 2004 (the “BC Cease Trade Order”). The Ontario Cease Trade Order was allowed to expire on January 9, 2006 and is no longer in effect. The BC Cease Trade Order was revoked on February 10, 2006 and is no longer in effect. Sun Times filed for protection under Chapter 11 of the United States Bankruptcy Code in April 2009, and the principal operating assets of Sun Times were subsequently sold.

Mr. Fowden served on the board of directors of Chesapeake Corporation (now known as Canal Corporation), a supplier of speciality paperboard products, when it filed a voluntary Chapter 11 petition in the United States on December 29, 2008. He served as a director of such company until May 2009.

To the knowledge of Cott, none of its directors and officers has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to invest in Cott.

Majority Voting and Director Resignation Policy

Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly deliver a written notice to the Corporate Governance Committee offering to resign from the board of directors. Following receipt of an offer of resignation, the Corporate Governance Committee must consider whether or not to accept the offer of resignation and recommend to the board of directors whether or not to accept it. With the exception of exceptional circumstances that would warrant the continued service of the applicable director on the board of directors, the Corporate Governance Committee is expected to accept and recommend acceptance of the resignation by the board of directors. In considering whether or not to accept the resignation, the Corporate Governance Committee may consider factors provided as guidance by the Toronto Stock Exchange (the “TSX”) and all factors deemed relevant by members of the Corporate Governance Committee including, without limitation, any stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Cott, Cott’s governance guidelines and Cott’s obligations under applicable laws. The board of directors must make its decision on the Corporate Governance Committee’s recommendation within 90 days following the meeting of Cott’s shareowners. In considering the Corporate Governance Committee’s recommendation, the board will evaluate the factors considered by the Corporate Governance Committee and such additional information and factors that the board of directors deems relevant and, with the exception of exceptional circumstances that would warrant the continued service of the applicable director on the board of directors, the board of directors will accept the resignation. If an offer of resignation is accepted in accordance with this policy, the board of directors may in accordance with the provisions of Cott’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the board of directors.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Cott and for its shareowners. In 2016, other than Jerry Fowden, our Chief Executive Officer, no employees served as directors. Mr. Fowden’s compensation during 2016 has been fully reflected in the Summary Compensation Table on page 34 of this proxy statement. We provided the following annual compensation to our non-employee directors in 2016:

Name	Fees Earned or Paid in Cash ($)(2)		Stock Awards ($)(3)
Mark Benadiba(1)	81,000		99,000
David Gibbons	181,000		99,000
Stephen Halperin(1)	81,000		99,000
Betty Jane Hess	81,000		99,000
Gregory Monahan	151,000	(4)	99,000
Mario Pilozzi(1)	81,000		99,000
Andrew Prozes	96,000		99,000
Eric Rosenfeld	121,000		99,000
Graham Savage(1)	98,500		99,000

(1)	Messrs. Benadiba, Halperin, Pilozzi and Savage are compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(2)	Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with board and committee meeting attendance. These amounts are not included in the above table.

(3)	Represents common shares issued in payment of the annual director long-term incentive fee for non-employee directors pursuant to the Company’s Amended and Restated Cott Corporation Equity Incentive Plan.

(4)	At the request of the board, Mr. Monahan served as board liaison to the deal teams managing the due diligence, negotiation and financing activities surrounding the acquisitions of the S&D and Eden Springs businesses. For his service as board liaison, Mr. Monahan was paid an additional fee of $70,000.

Directors’ Compensation Schedule

The compensation of directors is considered in light of the overall governance structure of Cott. Compensation for directors is recommended to the board by the Human Resources and Compensation Committee (the “Compensation Committee”) and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on board committees in roles other than the committee chair.

During 2016, directors of Cott were entitled to the following annual fees:

Category	Annual Fees
Annual board retainer	$81,000
Annual fee for the non-executive chair of the board	$100,000
Annual fee for chairing the:
Audit Committee	$17,500
Compensation Committee	$15,000
Corporate Governance Committee	$10,000
Annual fee for the lead independent director	$30,000
Annual long-term equity incentive fee (stock award)	$99,000

Share Ownership Requirements for Board Members

The board of directors has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to five times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the board of directors may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price or capitalization. The value of shares owned by each director is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured by the General Counsel on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. Once a director achieves the applicable ownership guideline, such director will be considered in compliance, regardless of any changes in the price of Cott common shares, so long as such director continues to own at least the number of Cott common shares owned in order to achieve the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities law. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Each of the incumbent non-management directors holds common shares in excess of the threshold required by the share ownership guidelines as of December 31, 2016.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Security Ownership

The following table and the notes that follow show the number of our common shares beneficially owned as of March 13, 2017 by each of our directors and the individuals named in the Summary Compensation Table, as well as by our current directors and executive officers as a group.

Name	Common Shares Beneficially Owned, Controlled or Directed(1)		Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Mark Benadiba	64,402		—	64,402	*
David Gibbons	133,510		—	133,510	*
Stephen Halperin	117,074		—	117,074	*
Betty Jane Hess	72,403		—	72,403	*
Gregory Monahan	109,326		—	109,326	*
Mario Pilozzi	124,153		—	124,153	*
Andrew Prozes	84,130		—	84,130	*
Eric Rosenfeld	390,065		—	390,065	*
Graham Savage	35,939		—	35,939	*
Jerry Fowden(3)	646,241		316,291	962,532	*
Jay Wells(3)	56,786		148,493	205,279	*
Thomas Harrington(3)	—		—	—	*
Marni Morgan Poe(3)	98,008		84,916	182,924	*
Carlos Baila(3)	21,827		34,533	56,360	*
Directors and executive officers as a group (consisting of 17 persons, including the directors and executive officers named above)	2,037,455	(2)	647,649	2,685,104	[	●]%

*	Less than 1%

(1)	Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them.

(2)	Percentage of class is based on [●] shares outstanding as of March 13, 2017.

(3)	Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers and any beneficial owner of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the SEC showing the number of common shares they beneficially own and any changes in their beneficial ownership. Based on our review of these reports and written representations of our directors and executive officers, we believe that all required reports in 2016 were filed in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The board has determined that nine of the nominees for director, Mark Benadiba, David T. Gibbons, Stephen Halperin, Betty Jane Hess, Gregory Monahan, Mario Pilozzi, Andrew Prozes, Eric Rosenfeld and Graham W. Savage, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Fowden is a management director and is therefore not independent.

With respect to Mr. Halperin, the board of directors considered Mr. Halperin’s position as a partner of Goodmans LLP, a law firm that provides services to Cott on a regular basis, and determined that Mr. Halperin is independent. The amount of fees earned by Goodmans LLP for legal services rendered to Cott is financially immaterial to Goodmans LLP and to Mr. Halperin’s compensation from such firm. Although fees paid by the Company to Goodmans LLP are immaterial to that firm and Mr. Halperin’s compensation, concern has been expressed by certain shareowners with respect to Mr. Halperin’s service on board committees comprising solely independent directors in light of this relationship. To address this concern, Mr. Halperin and the board of directors have agreed that he not serve on standing board committees.

Each director and nominee for election as director delivers to Cott annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Cott participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Cott’s Corporate Governance Guidelines and the charter of the Corporate Governance Committee, the Corporate Governance Committee is required to review all transactions between Cott and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

After considering advice from the Corporate Governance Committee, the board of directors is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Cott was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Cott’s established policy.

A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Cott’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Cott’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.

An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.

Management and directors must also update the board of directors as to any material changes to proposed transactions as they occur.

Because related party transactions potentially vary, the Corporate Governance Committee or the board of directors has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.

To the knowledge of the directors, no insider, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Cott since January 3, 2016.

None of the directors, executive officers, employees, former executive officers, former directors or former employees of Cott has any indebtedness to Cott or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary

We seek to incentivize management to increase long-term, sustainable shareowner value giving appropriate consideration to risk and reward. We strive to focus management on executing our vision to create a highly cash generative business, in higher margin, stable to growing “Good For You” beverage categories distributed through multiple channels with a reduced dependence on large format retailers. This vision combines four elements: (1) focus on growth in our “Water & Coffee Solutions” reporting segment, (2) capture DSS, Aquaterra and Eden synergies, (3) grow contract manufacturing and other beverage categories in our traditional business and (4) evaluate mid-to-larger scale acquisitions. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our named executive officers’ total compensation consists of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership.

This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2016, who were:

Jerry Fowden	Chief Executive Officer
Jay Wells	Chief Financial Officer
Thomas Harrington	President Services / Chief Executive Officer—DSS
Marni Morgan Poe	Vice President, General Counsel and Secretary
Carlos Baila	Chief Procurement Officer and Chief Operations Officer—North America Business Unit

We believe that our named executive officers were instrumental in helping us execute our vision, as follows:

•

We expanded our positions in the home and office delivery (“HOD”) water, office coffee services and filtration services categories by completing several acquisitions in 2016, including Aquaterra Corporation, a Canadian direct-to-consumer HOD bottled water and office coffee services business, Eden Springs Europe B.V, a leading provider of water and coffee solutions in Europe, and S. & D. Coffee, Inc., a premium coffee roaster and provider of customized coffee, tea, and extract solutions to the foodservice, convenience, gas, hospitality and office segments in the United States.

•

We continued to focus on synergy capture and integration of these acquired businesses, focusing on “back of the house” synergies within procurement, distribution, information technology and selling, general and administrative expenses.

•	We completed ten separate HOD water tuck-in acquisitions in our “Water & Coffee Solutions” reporting segment, which complements our organic growth in this reporting segment.

•	We continued to grow our North America traditional business unit contract manufacturing business, with actual case volume increasing 9.0% from the prior year.

In 2016, the Compensation Committee and management continued to implement compensation and corporate governance best practices that reflect our financial position and our business, including:

•	Salary, bonus and perquisite decisions reflecting our results for the year, including:

o	We determined to increase the base salary for each of our named executive officers;

o	Each of our named executive officers, other than the President Services / Chief Executive Officer of DSS (the “DSS CEO”), received a performance bonus equal to 81.0% of target award opportunity. The DSS CEO did not receive a performance bonus for 2016, as actual EBITDA results were below the “threshold” target established for the DSS bonus pool;

o	Perquisites available to our named executive officers continued to be limited to an annual executive physical examination and a car allowance.

•

Awards of a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%), and stock options (37.5%) to each of our named executive officers. The performance-based restricted share units vest based upon the achievement of a specific level of cumulative pre-tax income over the three-year period ending at the end of fiscal 2018. All of the time-based restricted share units and stock options provide for pro rata vesting (ratable vesting in three equal annual installments). Dividends will accrue on unvested time-based restricted share units and performance-based restricted share units and will be paid only to the extent the underlying award vests. Our goal in linking an element of our long-term incentives to three-year financial results is to align our named executive officers’ incentives with the long-term interests of our shareowners. For grants in the 2017 annual grant cycle made in December 2016, our named executive officers received the same types and relative percentages of equity awards as were awarded earlier in 2016. Since these awards were granted in 2016, their grant date fair values, along with the grant date fair values of awards granted earlier in 2016, are reflected in the Summary Compensation Table on page 34.

•	A number of policies designed to further our compensation goals and strategies:

o	A clawback policy to allow the board of directors to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

o	A “no-hedging” policy that prohibits our directors, named executive officers, and other key executive officers from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

o	A policy prohibiting directors and employees, including named executive officers, from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

o	A policy prohibiting directors and employees, including named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

o	Share ownership guidelines that require our directors, named executive officers, and other key employees to hold a certain amount of shares received as equity compensation from Cott, with the amount set at a particular multiple of base salary.

•

The Compensation Committee’s continued engagement of an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement.

•

The continued administration of a robust risk management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full board pursuant to the Audit Committee Charter.

We believe that the following table is helpful in understanding the targeted versus actual payout of the performance-based cash bonuses to our named executive officers over the previous three fiscal years. This table supplements the information in the Summary Compensation Table appearing following Compensation Discussion and Analysis.

PERFORMANCE-BASED CASH BONUS ACHIEVEMENT HISTORY

Named Executive Officer	Fiscal Year	Cash Incentives Actual Payout Against Target
Jerry Fowden Chief Executive Officer	2016	81.0%
	2015	114.0%
	2014	102.3%

Jay Wells Chief Financial Officer	2016	81.0%
	2015	114.0%
	2014	102.3%

Thomas Harrington President Services / Chief Executive Officer—DS Services of America, Inc.	2016	— (1)
	2015	60.0%
	2014	— (1)

Marni Morgan Poe Vice President, Secretary and General Counsel	2016	81.0%
	2015	114.0%
	2014	102.3%

Carlos Baila(2) Chief Procurement Officer and Chief Operations Officer—North America Business Unit	2016	81.0%
	2015	—
	2014	—

(1)	Mr. Harrington did not receive a performance bonus for 2014 or 2016, as actual EBITDA results for that year were below the “threshold” target established for the DSS bonus pool.

(2)	Mr. Baila was not a named executive officer in 2014 or 2015.

As we believe the above information indicates, Cott’s annual performance bonus plan emphasizes compensation that is at-risk and generally only payable based on the achievement of challenging corporate and individual targets. We encourage you to read this Compensation Discussion and Analysis for details regarding our executive compensation program, including information about the 2016 compensation of the named executive officers.

Say-on-Pay and Say-on-Frequency Results

At the 2016 annual meeting of shareowners, we solicited from our shareowners an advisory vote on the compensation of our named executive officers. The shareowners voted to approve, on an advisory basis, the compensation of our named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, set forth in our 2016 annual meeting proxy statement. The vote was 98.16% of the shares voting “For,” 1.80% of the shares voting “Against,” and 0.04% of the shares “Withholding” their votes.

The Compensation Committee took into account the result of the shareowner vote in determining executive compensation policies and decisions since the 2016 annual meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs.

At this meeting, we will hold a non-binding advisory vote on the frequency of future executive compensation advisory votes. As further described under the heading “Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation” on page 62, the board is recommending that you vote to conduct a non-binding, advisory vote on executive compensation once every year.

Overview of Compensation Program

The Compensation Committee is responsible for overseeing Cott’s compensation reward programs, which include compensation (base salary, bonus, and equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the senior management team, as well as setting objectives and evaluating the performance of Cott’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Cott’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and the officers who directly report to him is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the board of directors, and the board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package. The Compensation Committee reviews and approves all compensation packages and any adjustments thereto for the direct reports. The Compensation Committee also approves any severance packages to departing direct reports, as well as the severance plans that govern the terms of the severance packages. We refer to the officers who report directly to our Chief Executive Officer as “direct reports,” which in 2016 included all of our named executive officers other than Mr. Fowden.

Company Objectives

The primary objectives of our current compensation program are to incentivize management to increase long-term, sustainable shareowner value, giving appropriate consideration to risk and reward, and to focus management on executing our vision. Periodically, the Compensation Committee reviews and approves the design of our compensation programs to ensure that it provides sufficient compensation opportunities for executives in order to attract, retain and motivate the best possible management team. Our compensation programs are designed to:

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Establish pay levels with reference to personal performance and external competitiveness with relevant labor markets and the relative value of the role in Cott’s business, with the ultimate objective of aligning our named executive officers’ compensation with the market median of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group;

•

Achieve this alignment by making incremental adjustments to components of named executive officers’ compensation over time, with the type and magnitude of such adjustments made in light of Cott’s overall business performance;

•	Reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking; and

•	Deliver conservative, market-based executive benefits.

Our compensation packages for named executive officers consist of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership. The Compensation Committee has selected these components because it believes they align the interests of our named executive officers with those of our long-term shareowners and motivate these executives to achieve our goals.

Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions

Periodically, the Compensation Committee determines what adjustments, if any, to base salary, cash performance bonus amounts, performance targets for performance-based compensation, and the applicable levels and targets for other compensation would be appropriate for our Chief Executive Officer, and recommends any adjustments to the board of directors. The board considers the Compensation Committee’s proposals and, if acceptable, approves them.

The Compensation Committee also determines whether any adjustments to compensation would be appropriate for the direct reports. The Compensation Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Corporate Human Resources Vice President to obtain recommendations with respect to our compensation programs and packages for the direct reports. The Chief Executive Officer and our Corporate Human Resources Vice President may make recommendations to the

Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for the direct reports that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for the direct reports. In addition, the Compensation Committee has the authority to access (at Cott’s expense) independent, outside compensation consultants and other advisors for both advice and competitive data as it determines the level and nature of Cott’s executive compensation.

In 2016, the Compensation Committee continued to retain Frederic W. Cook & Co. (“Cook”) as its sole independent compensation consultant. Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. Cook did not provide any additional services to the board or management in 2016.

The Compensation Committee has considered the independence of Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from Cook addressing the independence of Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by Cook; (ii) fees paid by Cott as a percentage of Cook’s total revenue; (iii) policies or procedures of Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

The Compensation Committee periodically reviews compensation data and pay practices from Cott’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group. However, the board of directors and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and his direct reports, respectively. As a result, compensation for these executives may differ materially from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee periodically evaluates and selects which companies to reference for purposes of executive compensation competitiveness. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.

The Compensation Committee, with input from Cook, determined in 2015 that the peer group below, consisting of selected North American companies, was appropriate for setting 2016 target compensation.

Companies used for Compensation Comparison
Brown-Forman Corp.	Maple Leaf Foods Inc.
Cal-Maine Foods, Inc.	Monster Corporation
Coca-Cola Bottling Co. Consolidated	National Beverage Corp.
Constellation Brands, Inc.	Sanderson Farms, Inc.
Dr Pepper Snapple Group, Inc	Seneca Foods Corp.
Flowers Foods, Inc.	Snyders-Lance, Inc.
The Hain Celestial Group, Inc.	SunOpta Inc.
J&J Snack Foods Corp.	TreeHouse Foods, Inc.
Lancaster Colony Corp.	United Natural Foods, Inc.

During its October 2016 meeting, the Compensation Committee, with input from Cook, reviewed the peer group that would be used for setting 2017 target compensation and determined to remove National Beverage Corp. and Seneca Foods Corp., as their financial profile was not aligned with Cott’s financial profile following Cott’s acquisitions in 2016, and to remove SunOpta Inc., as it uses long-term equity incentive awards that differ from Cott’s long-term equity incentive awards. The Compensation Committee also determined to add ABM Industries Incorporated, Cintas Corporation, Servicemaster Global Holdings Inc. and Post Holdings, Inc. to the Company’s peer group, as their business and financial profiles more closely align with Cott’s business and financial profile.

In addition, the Compensation Committee reviews size-adjusted median compensation data from two general industry surveys in which management annually participates: the Aon Hewitt Total Compensation Measurement survey and the Towers Watson Compensation Data Bank survey. The Aon Hewitt survey in 2016 included over 450 companies ranging in size from $100 million to over $100 billion in annual revenue, and the Willis Towers Watson survey in 2016 included over 480 organizations ranging in size from $100 million to over $450 billion in annual revenue.

The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the board of directors and in setting compensation for the direct reports. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our market median range (our “market median range” is plus or minus 10% of the market median for base salary, plus or minus 15% of the market median for all other elements of compensation, and plus or minus 15% of the market median for total compensation). Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median range for all compensation elements. In 2016, base salary for all of our named executive officers, except the DSS CEO and the Chief Procurement Officer and Chief Operations Officer – North America Business Unit (the “Chief Procurement Officer”), was slightly below the low end of our market median range. Total annual compensation opportunities for our Chief Executive Officer were within the low end of our market median range and for the Chief Financial Officer and Vice President, General Counsel and Secretary were slightly below the low end of our market median range. Total compensation opportunities and base salary for the Chief Procurement Officer were within the high end of our market median range. Total annual compensation opportunities and base salary for the DSS CEO, which were originally set by an employment agreement negotiated as part of the acquisition of DSS, were above the high end of our market median range.

The Compensation Committee intends to continue to make adjustments to executive compensation in light of the objectives of our compensation program, our financial and competitive position and our business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments. In addition, the Compensation Committee may choose to set compensation based on factors other than external data and company performance, including individual responsibilities, potential and achievement. The Compensation Committee believes that its 2016 decisions supported the objectives of Cott’s compensation program.

Long-Term versus Currently-Paid Compensation

Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and limited perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, including the Amended and Restated Cott Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”). The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s business needs and goals. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments. As of December 31, 2016, all of our outstanding equity awards were issued under the Amended and Restated Equity Plan. The Amended and Restated Equity Plan is described in more detail under the heading “Equity Compensation Plan Information” on page 48 of this proxy statement. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.

The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value. For our Chief Executive Officer, the Compensation Committee reviews peer group and survey data and recommends to the board of directors the terms of his compensation arrangements. The board reviews the recommendation and, if acceptable, approves such arrangements. Our Chief Executive Officer and Corporate Human Resources Vice President review peer group and survey data and recommend to the Compensation Committee the terms of the compensation arrangements for direct reports. The Compensation Committee reviews those recommendations and, if acceptable, approves them.

Compensation Components

For 2016, the principal compensation components for Cott’s named executive officers consisted of the following:

Component	Objective
Base salary	Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate and individual performance targets.

Long-term equity incentive awards	Equity compensation that reinforces the link between incentives and long-term Company performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits	Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including limited matching contributions under Cott’s 401(k) Plan.

Limited perquisites and benefits	Limited perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination and a car allowance.

Base Salary

We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group. However, the board of directors and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the direct reports, respectively, and as a result, base salary for these executives may differ from that of comparable executives in the peer group.

In 2016, the Compensation Committee recommended, and the board of directors approved, an increase to the base salary for our Chief Executive Officer. Similarly, upon the recommendation of our Chief Executive Officer and our Corporate Human Resources Vice President, the Compensation Committee determined to increase the base salaries for our other named executive officers. In making such determinations, the board and the Compensation Committee considered the achievement of individual performance goals, a review of peer group and survey data, the results of Cott’s performance, and input from Cook.

Base salary for our named executive officers in 2016 is shown in the Summary Compensation Table, under the heading “Salary” on page 34 of this proxy statement.

The Compensation Committee intends to review the base salaries for our Chief Executive Officer and other named executive officers in the second half of 2017 to determine if any increases to such base salaries would be appropriate.

Performance Bonuses

General

The Compensation Committee believes that some portion of overall cash compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate and individual targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. The addition of performance bonuses in these situations more closely aligns a named executive officer’s overall compensation with his or her individual performance and the profitability of the business unit for which he or she is accountable. Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and is based on market competitiveness, the impact of the executive’s role within Cott, and the executive’s long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the board of directors. Any changes to the target bonus levels set forth in the employment offer letters for the direct reports are reviewed and approved by the Compensation Committee. The targets related to performance-based bonuses are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this bonus arrangement presents executives with clear, quantified targets that will focus them on strategic issues and align management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.

At the end of each fiscal year, an individual performance review is conducted for each named executive officer. If an individual performance review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. During the performance review for our Chief Executive Officer and for his direct reports, the Compensation Committee determines whether the individual performance targets were met. Our board of directors retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the direct reports.

The Compensation Committee also has the authority to award discretionary bonuses in recognition of particularly significant contributions by an executive during the year. No such discretionary bonuses were awarded in 2016.

Company Performance Targets

Performance bonus eligibility in 2016 was determined based in part on achieving corporate targets and in part on achieving individual targets. In 2016, 70% of the performance bonus of our named executive officers, other than the DSS CEO, was calculated based on Cott achieving a specified level of EBITDA, 15% of the performance bonus was based on Cott achieving a specified level of operating free cash flow and 15% of the performance bonus was based on Cott achieving a specified level of revenue. The performance bonus for the DSS CEO was calculated based on DSS achieving specified levels of EBITDA, revenue and net cooler rental activity, weighted 70%, 15% and 15%, respectively.

For performance bonus purposes, (i) “EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, (iii) “net cooler rental activity” is net new cooler rental customers, or total cooler rental customer additions for the year less total cooler rental customers who terminated service in the year, and (iv) “revenue” is GAAP revenue. The metrics utilized for performance bonus purposes may be adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Cott’s other disclosures or filings.

The business unit in which an individual is employed determines the bonus pool from which he or she is eligible to receive a performance bonus payment and the metrics applicable for the payment of the bonus. There were six company-wide major bonus pools designated at the start of 2016: North America, DSS, United Kingdom, Mexico, RCI and Corporate. All of our named executive officers, other than the DSS CEO, participated in the Corporate bonus pool in 2016. The DSS CEO participated in the DSS bonus pool.

The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement by our named executive officers of Cott’s business goals. Once the corporate performance targets were achieved, the individual performance of the named executive officer was considered, and if expectations for his or her role had been met, the executive was paid a bonus in full. A bonus could have been withheld in whole or in part if the executive did not meet expectations for his or her role. No bonus or portion of a bonus was withheld in 2016.

Performance bonuses in 2016 had a “threshold” level, a base “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for each metric, other than EBITDA, is less than the applicable “threshold” level. If the actual results for the EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the board of directors and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and his direct reports, respectively, based on achievement of individual performance targets. Management generally recommends the performance criteria targets at the beginning of each year to the Compensation Committee for review and approval. For 2016, our named executive officers could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals in excess of the “outperform” level. In the Corporate and DSS bonus pools, the target bonus awards for 2016 for our named executive officers varied between 75% and 100% of annual base salary.

The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the “threshold,” “target” and “outperform” performance targets established by the Compensation Committee in February 2016 for the Corporate and DSS bonus pools, and the actual results achieved for those bonus pools.

2016 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)

	Corporate Pool (enterprise level)			DSS Unit Pool (operating unit level)
	EBITDA $	Operating Free Cash Flow $	Revenue $	EBITDA $	Revenue $	Net Cooler Rental Activity #
“Threshold”	297.5	104.3	2,734.4	186.7	908.4	26,462
“Target”	371.9	130.4	2,878.3	208.1	1,012.7	29,500
“Outperform”	446.3	156.5	3,079.8	249.7	1,215.2	35,400

Actual	325.4	137.5	2,847.3	165.9	1,006.2	54,007

These metrics are interpolated on a straight-line basis between the “threshold,” “target,” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus, subject to the discretion of the board of directors and the Compensation Committee to modify the performance bonus.

The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the Corporate and DSS bonus pools.

2016 Performance Bonus Program

Calculation of bonus payout as a percent target award

	Corporate Pool (enterprise level)			DSS Unit Pool (operating unit level)
	EBITDA (70%)	Operating Free Cash Flow (15%)	Revenue (15%)	EBITDA (70%)	Revenue (15%)	Net Cooler Rental Activity (15%)
% Payout (Per Metric)	69.0%	127.0%	89.0%	0.0%	96.0%	200.0%
% Payout—Weighted (Per Metric)	49.0%	19.0%	13.0%	0.0%	0.0%	0.0%

Bonus Payout % Target Award	81.0%			0.0%

As noted above, actual results, when weighted as described above, resulted in a bonus payout of 81.0% of target award opportunity for our named executive officers, other than the DSS CEO. The DSS CEO did not receive a performance bonus for 2016, as actual EBITDA results were below the “threshold” target established for the DSS bonus pool.

The Compensation Committee has determined to continue the same structure of corporate and individual performance metrics for 2017 for the Corporate and North America bonus pools. For the DSS bonus pool for 2017, the Compensation Committee determined that EBITDA alone was a more appropriate performance target for measuring the financial performance of the DSS business. As a result, the metric for the 2017 DSS bonus pool was changed from EBITDA (70%), revenue (15%) and net cooler rental activity (15%) to EBITDA (100%).

Individual Performance Targets

During 2016, we used individual performance targets for named executive officers in two ways. First, the Compensation Committee could have reduced or modified a performance bonus based on a named executive officer’s achievement of or failure to achieve individual performance targets. The Compensation Committee determined that our named executive officers met their respective individual performance targets and, as a result, no reductions would be made to performance bonuses. Second, the Compensation Committee made salary adjustment decisions with respect to a named executive officer at the end of the year based in part upon achievement of individual performance targets, as discussed above under the heading “Compensation Components—Base Salary” on page 24 of this proxy statement. The targets set for 2016 varied by business unit and the named executive officer’s function within Cott. The individual targets for the Chief Executive Officer were approved by the Compensation Committee and the individual targets for the other named executive officers were approved by the Chief Executive Officer. The targets were set to reflect the executive’s role in ongoing and planned business initiatives and were designed to closely correlate with our business plan for 2016.

In setting specific target levels, a variety of factors were considered, including our areas of focus for the year, our relationships with customers and suppliers, and general economic conditions. A description of the individual 2016 performance targets applicable to our named executive officers is set out below:

Chief Executive Officer:

•	Develop and implement strategic and operational initiatives for long-term growth of Cott; and

•	Achieve specific financial and operational targets.

Chief Financial Officer:

•	Implement strategic and operational initiatives for long-term growth of Cott; and

•	Achieve specific financial and operational targets.

DSS CEO:

•	Deliver certain operational and financial targets; and

•	Implement operational initiatives for long-term growth of the DSS business.

Vice President, General Counsel and Secretary:

•	Develop and oversee legal support function for implementation of strategic and operational initiatives for long-term growth of Cott; and

•	Resolve certain litigation matters in a cost effective manner.

Chief Procurement Officer:

•	Secure commodities at prices consistent with the 2016 annual operating plan, and

•	Ensure successful implementation of procurement and North American suppy chain projects to assist Cott in the management of its business.

The individual performance targets are set in order to accomplish two objectives. First, the targets represent management’s and the Compensation Committee’s goals for Cott’s performance over time, based on market factors, customer relationships, commodity costs and other operational considerations that we weigh in preparing internal forecasts. Second, they provide executives with meaningful objectives, directly related to their job function, that motivate him or her to positively contribute to our success.

Long-Term Incentive Plans

In 2016, our senior-level employees were eligible to participate in our Amended and Restated Equity Plan. There is no set formula for the granting of awards to individual executives or employees under the Amended and Restated Equity Plan. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s needs. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.

In February 2016, each of our named executive officers (other than the DSS CEO) received an equity award during the 2016 annual grant cycle. In August 2016, the Chief Financial Officer and Vice President, General Counsel and Secretary received an equity award in recognition of their efforts on the acquisitions of Eden Springs and S&D Coffee and to more closely align their total compensation with our market median range, and the DSS CEO received an equity award in recognition of his increased oversight responsibilities over the newly acquired S&D and Eden Springs businesses. To encourage executive retention, the Compensation Committee determined to approve equity awards to our named executive officers for the 2017 annual grant cycle at its December 2016 meeting, and expects to approve the annual grant cycle equity awards in December each year going forward. Each of the February 2016, August 2016 and December 2016 equity awards are reflected in the Summary Compensation Table on page 34, with each award being comprised of a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%), and stock options (37.5%). The Compensation Committee determined to award this combination of equity to the named executive officers following a review of peer group and survey data. All of the time-based restricted share units and stock options vest in three equal annual installments, and the performance-based restricted share units vest based upon the achievement of a specific level of cumulative pre-tax income over a three-year period. The Compensation Committee selected a three-year performance period based upon input received from Cook regarding the time period utilized with respect to similar awards made by Cott’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Company performance. We believe that these equity awards incentivize our named executive officers, align the interests of our named executive officers with those of our shareowners, and encourage executive retention.

The performance-based restricted share units granted in 2014 were granted with a pre-tax income target of $92.1 million and variable vesting based on the level of pre-tax income actually achieved, as follows:

Achievement	Pre-Tax Income Threshold	Percentage of Performance Units Vested
125% of Target or greater	$115.1 million	125%
100% of Target	$92.1 million	100%
70% of Target	$64.4 million	40%
Less than 70% of Target	Less than $64.4 million	0%
Actual	$134.2 million	125%

As noted above, our actual cumulative pre-tax income during the three-year period ending at the end of fiscal 2016 was $134.2 million, and as a result, the percentage of performance-based restricted share units that vested in February 2017 was 125%. For performance-based restricted share unit purposes, “pre-tax income” is GAAP income before income taxes. This metric may be adjusted to exclude the impact of certain items, as approved by the Compensation Committee, and as a result, they may not correspond to similarly titled reported measures used in Cott’s other disclosures or filings.

Retirement Benefits

In 2016, as part of our cost management efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed in the narrative following the Summary Compensation Table and below). Our named executive officers are eligible to participate in our 401(k) Plan, which is open to all employees in the United States except certain union employees. Employees are eligible to join this plan the first day of the month following 90 days of employment. Employees can contribute up to 90% of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service. In 2015, we reinstated our matching contributions under the 401(k) plan.

Perquisites and Other Personal Benefits

We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination and a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.

Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 34 of this proxy statement.

Severance Arrangements

We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause. The specific arrangements for each officer may differ, depending on the terms of the officer’s employment agreement or whether such officer participates in one of our severance plans.

Severance Plan

As of the last day of fiscal 2016, each of our named executive officers, other than the DSS CEO and the Chief Procurement Officer, participated in the Cott Corporation Severance and Non-Competition Plan (the “Severance Plan”), which we implemented in 2009. Subject to certain exceptions, the Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled. The Severance Plan and entitlements under such plan are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Severance Plan” on page 44 of this proxy statement.

Other Severance Payments

Neither the DSS CEO nor the Chief Procurement Officer participates in a severance plan. Their entitlements under a qualified termination of employment as of such date were governed by their respective employment letter agreements. The terms of these arrangements are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Payments to Other Named Executive Officers” on page 46 of this proxy statement.

Treatment of Equity Awards upon Termination or Change of Control

Our Amended and Restated Equity Plan (see “Equity Compensation Plan Information” on page 48 of this proxy statement) contains provisions triggered by a change of control of Cott, thus providing assurances to our named executive officers and employees that their equity investment in Cott will not be lost in the event of the sale, liquidation, dissolution or other change of control of Cott. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Amended and Restated Equity Plan), within two years after the change of control.

Additionally, our Amended and Restated Equity Plan contains provisions triggered when a named executive officer or employee retires, is terminated without Cause or resigns with Good Reason. The Amended and Restated Equity Plan provides for different vesting terms depending on the type of award. Performance-based awards, restricted shares and restricted share units contemplate partial vesting after termination based on the length of employment relative to the performance or vesting period. Options contemplate accelerated vesting, generally on the employment termination date.

A more detailed discussion of payments in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” on page 42 of this proxy statement.

Share Ownership Guidelines

The board of directors has established minimum share ownership requirements for the Chief Executive Officer, Chief Financial Officer, all other executive officers, and certain other employees. Under these requirements, the Chief Executive Officer must own common shares having a minimum aggregate value equal to four times his annual base salary. The Chief Financial Officer must own common shares having a minimum aggregate value equal to two times his annual base salary. Other direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. The Compensation Committee or the board of directors may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.

The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured by the General Counsel on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the CEO is required to retain an amount equal to 100% of net shares received as equity compensation, and each other named executive officer is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of Cott common shares, so long as he or she continues to own at least the number of Cott common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our stock and are thus closely aligned with the interests of Cott’s shareowners.

Employee Share Purchase Plan

Our board of directors has adopted the Cott Corporation Employee Share Purchase Plan (the “ESPP”), which was approved by our shareowners in May 2015 and became effective as of October 1, 2015. The purpose of the ESPP is to provide eligible employees of Cott and our designated subsidiaries with an opportunity to acquire an ownership interest in us through the purchase of our common shares through payroll deductions at a discounted price. Eligible employees may purchase common shares at a price equal to 90% of the lower of the closing price of common shares on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and shareowners and aids in the recruitment and retention of employees.

Insider Trading Restrictions and Policy Against Hedging

Our insider trading policy prohibits directors, officers, employees and consultants of Cott and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Vice President, General Counsel and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Cott from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

Policy Regarding Clawback of Incentive Compensation

Our board of directors has adopted a clawback policy that allows the board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

We believe that the clawback policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides a right of recovery in the event that an executive officer took actions that, in hindsight, should not have been rewarded.

Risk Management Considerations

The Compensation Committee believes that Cott’s performance-based cash bonus and long-term incentive plans provide incentives for our executives and other employees to create long-term shareowner value. Several elements of the program are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk:

•

The base salary portion of compensation is designed to provide a steady income regardless of Cott’s performance so that executives do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Cott’s business.

•

The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•

The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Company performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•	Cash bonuses are capped at 200% of target. Similarly, vesting for performance-based restricted share units is capped at 200% of target.

•

The equity awarded to our named executive officers is a mix of performance-based restricted share units, time-based restricted share units and stock options. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units and stock options should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.

•

The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Cott shares, which aligns their interests with those of our shareowners.

•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.

•

We have implemented a clawback policy, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•	We have a “no-hedging” policy that prohibits employees from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

•

We have a policy prohibiting employees from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

•	We have a policy prohibiting employees from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

•

The Compensation Committee approves our short-term and long-term incentive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•

The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Cott’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Cott.

Tax and Accounting Implications

When determining amounts of long-term incentive grants to executives and employees, the Compensation Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, “Share-based Payments,” grants of equity-classified awards result in compensation expense for Cott. The Compensation Committee considers the accounting and tax treatment accorded to equity awards and takes steps to ensure that any issues are addressed by management; however, such treatment has not been a significant factor in establishing Cott’s compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which includes potential limitations on the deductibility of compensation in excess of $1 million paid to our Chief Executive Officer and three other most highly compensated executive officers (other than our principal financial officer) serving on the last day of the year. Our Amended and Restated Equity Plan is intended to provide for the deductibility of payments under Cott’s annual performance bonus plan and with respect to stock options and performance-based restricted share units, whenever possible. We generally intend to continue to take the necessary actions to maintain the deductibility of compensation resulting from these types of awards. In contrast, time-based restricted share units generally do not qualify as “performance-based compensation” under Section 162(m). Therefore, the vesting of time-based restricted share units in some cases could result in a loss of tax deductibility of compensation. While we view preserving tax deductibility as an important objective, we believe the primary purpose of our compensation program is to support our strategy and the long-term interests of our shareowners. In specific instances we have authorized, and in the future may authorize, compensation arrangements that are not fully tax deductible but that promote other important objectives of Cott and of our executive compensation program.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option/ SAR Awards(2)(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation ($)		Total ($)	Total Excluding Grants in 2017 Annual Grant Cycle (see footnote 2) ($)
Jerry Fowden	2016		900,000	—	4,687,500	2,812,500	729,000	22,794	(5)	9,151,794	5,151,794
Chief Executive Officer (PEO)	2015		837,500	—	1,500,000	900,000	954,750	16,938		4,209,188	4,209,188
	2014		800,000	—	1,375,000	825,000	818,400	17,638		3,836,038	3,836,038

Jay Wells	2016		431,200	—	1,737,500	1,042,500	261,954	19,866	(6)	3,493,020	2,953,020
Chief Financial Officer (PFO)	2015		391,515	—	337,500	202,500	335,160	14,955		1,281,630	1,281,630
	2014		350,000	75,000	337,500	202,500	268,538	13,500		1,247,038	1,247,038

Thomas Harrington	2016		774,663	—	1,312,500	787,500	—	22,200	(7)	2,896,863	1,496,863
President Services / Chief Executive Officer—DS Services of America, Inc.	2015		759,014	250,000	—	—	457,406	21,687		1,488,107	1,488,107
	2014	(8)	28,846	—	5,000,000	—	—	—		5,028,846	5,028,846

Marni Morgan Poe	2016		370,847	—	1,062,500	637,500	225,290	15,525	(9)	2,311,662	1,886,662
Vice President, General Counsel and Secretary	2015		352,939	—	265,625	159,375	301,976	13,500		1,093,415	1,093,415
	2014		331,632	75,000	265,625	159,375	254,445	14,477		1,100,554	1,100,554

Carlos Baila	2016	(10)	351,498	—	437,500	262,500	142,550	21,663	(11)	1,215,711	865,711
Chief Procurement Officer and Chief Operations Officer—North America Business Unit

(1)	Stock awards made in 2016 were time-based and performance-based restricted share units granted under the Amended and Restated Equity Plan. The amounts reported in this column for 2016 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with FASB ASC Topic 718 (“ASC 718”), excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As noted in further detail in Footnote 2, these amounts include awards granted in the 2016 annual grant cycle, awards granted to certain named executive officers in August 2016, and awards granted in connection with the 2017 annual grant cycle in December 2016, as applicable. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Fowden: $5,625,000; Mr. Wells: $2,085,000; Mr. Harrington: $1,575,000; Ms. Poe: $1,275,000; and Mr. Baila: $525,000.

(2)	The amounts reported in this column include (i) awards granted in connection with the 2016 annual grant cycle to each of our named executive officers (other than the DSS CEO), (ii) awards granted to our Chief Financial Officer, Vice President, General Counsel and Secretary, and DSS CEO in August 2016 for the reasons noted above, and (iii) awards granted in connection with the 2017 annual grant cycle in December 2016. As noted above, to encourage executive rentention, the Compensation Committee determined to approve equity awards for the 2017 annual grant cycle at its December 2016 meeting and expects to approve the annual grant cycle equity awards in December each year going forward. The table below sets forth the grant date fair values for each of these awards.

Name	Grant Cycle		Time- Based RSUs ($)	Performance- Based RSUs ($)	Stock Awards ($)	Options ($)
Mr. Fowden	2017		1,000,000	1,500,000	2,500,000	1,500,000
	2016		875,000	1,312,500	2,187,500	1,312,500

Total					4,687,500	2,812,500

Mr. Wells	2017		135,000	202,500	337,500	202,500
	2016	*	175,000	262,500	437,500	262,500
	2016		385,000	577,500	962,500	577,500

Total					1,737,500	1,042,500

Mr. Harrington	2017		350,000	525,000	875,000	525,000
	2016	**	175,000	262,500	437,500	262,500

Total					1,312,500	787,500

Ms. Poe	2017		106,250	159,375	265,625	159,375
	2016	*	175,000	262,500	437,500	262,500
	2016		143,750	215,625	359,375	215,625

Total					1,062,500	637,500

Mr. Baila	2017		87,500	131,250	218,750	131,250
	2016		87,500	131,250	218,750	131,250

Total					437,500	262,500

*	Represents an equity award granted in August 2016 in recognition of efforts on the acquisitions of Eden Springs and S&D Coffee and to align total compensation more closely with our market median range.

**	Represents an equity award granted in August 2016 in recognition of increased oversight responsibilities over the newly acquired S&D and Eden Springs businesses. Mr. Harrington did not receive a grant in February 2016 during the 2016 annual grant cycle.

(3)	The values of option awards reflect the grant date fair values, as computed in accordance with ASC 718. The assumptions used for the valuations are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

(4)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Cott’s annual performance bonus plan.

(5)	Includes a car allowance of $16,000, an annual medical exam and 401(k) match of $6,048.

(6)	Includes a car allowance of $13,500, 401(k) match of $4,341, and a phone allowance of $2,025.

(7)	Includes a car allowance of $14,400 and a 401(k) match of $7,800.

(8)	Mr. Harrington did not serve a full year because he became an executive officer of Cott during that fiscal year.

(9)	Includes a car allowance of $13,500 and a phone allowance of $2,025.

(10)	Mr. Baila was not a named executive officer in 2014 or 2015.

(11)	Includes a car allowance of $13,500, an annual medical exam, 401(k) match of $4,348 and a phone allowance of $2,025.

Named Executive Officer Employment Agreements

Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2016, which may be adjusted from time to time. Each of these agreements provides for:

•	eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee; and

•	customary allowances and limited perquisites.

Each of the named executive officers employed by Cott as of the end of 2016 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and nondisparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).

Potential severance payments in the event of termination or change of control of Cott for each named executive officer, as applicable, are described more particularly below under the heading “Potential Payments Upon Termination or Change of Control” on page 42 of this proxy statement.

Jerry Fowden Employment Agreement

In February 2009, we entered into an employment letter agreement with Jerry Fowden to serve as our Chief Executive Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $900,000 in 2016, and a car allowance. Mr. Fowden is eligible to participate in our annual performance bonus plan, and since 2011 his annual bonus target has been 100% of his base salary.

Mr. Fowden is also eligible to participate in all of our long-term incentive plans made available from time to time to our senior executives at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Fowden under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2016” Table on page 38 of this proxy statement.

Mr. Fowden participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.

Jay Wells Employment Agreement

In January 2012, we entered into an offer letter agreement with Jay Wells to serve as our Chief Financial Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $431,200 in 2016, and a car allowance. Mr. Wells is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.

Mr. Wells is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Wells under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2016” Table on page 38 of this proxy statement.

Mr. Wells participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Thomas Harrington Employment Agreement

On December 16, 2014, we entered into an amended and restated employment agreement with Thomas Harrington, which amended and restated his prior employment agreement with DSS, to serve as the Chief Executive Officer of DSS. The agreement has an indefinite term and provides for an annual base salary, which was increased to $784,125 in 2016, and a car allowance. Under the terms of his employment agreement, Mr. Harrington received in 2014 a grant of performance-based restricted share units with a grant date fair value of $5,000,000, which vests based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017. Additionally, the terms of Mr. Harrington’s agreement provide for a retention bonus equal to one year of base salary, one-third of which was paid on December 16, 2015, with the remaining amount payable on December 16, 2017. Mr. Harrington is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 100% of his base salary.

Mr. Harrington is also eligible to participate in benefit plans made available to DSS employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Harrington under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2016” Table on page 38 of this proxy statement.

Mr. Harrington is subject to a restrictive covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of twelve months following termination, regardless of the cause of the termination.

Marni Morgan Poe Employment Agreement

In January 2010, we entered into an offer letter agreement with Marni Morgan Poe to serve as our Vice President, General Counsel. The agreement has an indefinite term and provides for an annual base salary, which was increased to $370,847 in 2016, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan, and since 2012 her annual bonus target has been 75% of her base salary.

Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Ms. Poe under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2016” Table on page 38 of this proxy statement.

Ms. Poe participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of six months following termination, regardless of the cause of the termination.

Carlos Baila Employment Agreement

In September 2012, we entered into an offer letter agreement with Carlos Baila to serve as our Chief Procurement Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $360,000 in 2016, and a car allowance. Mr. Baila is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 50% of his base salary.

Mr. Baila is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Baila under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2016” Table on page 38 of this proxy statement.

Mr. Baila is subject to a restrictive covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Grants of Plan-Based Awards in Fiscal 2016

The following table sets forth information with respect to performance-based restricted share units, time-based restricted share units and stock options granted under the Amended and Restated Equity Plan during the year ended December 31, 2016 to each of our named executive officers, as well as the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2016.

Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards and Options(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jerry Fowden	—	—	449,808	899,615	1,799,230	—	—	—	—	—	—	—
	2/19/2016	2/16/2016	—	—	—	46,792	116,979	233,958	—	—	—	1,312,500
	2/19/2016	2/16/2016	—	—	—	—	—	—	77,986	—	—	875,000
	2/19/2016	2/16/2016	—	—	—	—	—	—	—	449,486	11.22	1,312,500
	12/6/2016	12/6/2016	—	—	—	57,692	144,230	288,460	—	—	—	1,500,000
	12/6/2016	12/6/2016	—	—	—	—	—	—	96,153	—	—	1,000,000
	12/6/2016	12/6/2016	—	—	—	—	—	—	—	583,657	10.40	1,500,000
Jay Wells	—	—	161,474	322,948	645,895	—	—	—	—	—	—	—
	2/19/2016	2/16/2016	—	—	—	20,588	51,471	102,942	—	—	—	577,500
	2/19/2016	2/16/2016	—	—	—	—	—	—	34,314	—	—	385,000
	2/19/2016	2/16/2016	—	—	—	—	—	—	—	197,774	11.22	577,500
	8/11/2016	8/2/2016	—	—	—	6,180	15,450	30,900	—	—	—	262,500
	8/11/2016	8/2/2016	—	—	—	—	—	—	10,300	—	—	175,000
	8/11/2016	8/2/2016	—	—	—	—	—	—	—	57,947	16.99	262,500
	12/6/2016	12/6/2016	—	—	—	7,788	19,471	38,942	—	—	—	202,500
	12/6/2016	12/6/2016	—	—	—	—	—	—	12,980	—	—	135,000
	12/6/2016	12/6/2016	—	—	—	—	—	—	—	78,793	10.40	202,500
Thomas Harrington	—	—	154,933	774,663	1,549,327	—	—	—	—	—	—	—
	8/11/2016	8/2/2016	—	—	—	6,180	15,450	30,900	—	—	—	262,500
	8/11/2016	8/2/2016	—	—	—	—	—	—	10,300	—	—	175,000
	8/11/2016	8/2/2016	—	—	—	—	—	—	—	57,947	16.99	262,500
	12/6/2016	12/6/2016	—	—	—	20,192	50,480	100,960	—	—	—	525,000
	12/6/2016	12/6/2016	—	—	—	—	—	—	33,653	—	—	350,000
	12/6/2016	12/6/2016	—	—	—	—	—	—	—	204,280	10.40	525,000
Marni Morgan Poe	—	—	138,966	277,932	555,863	—	—	—	—	—	—	—
	2/19/2016	2/16/2016	—	—	—	7,687	19,218	38,436	—	—	—	215,625
	2/19/2016	2/16/2016	—	—	—	—	—	—	12,812	—	—	143,750
	2/19/2016	2/16/2016	—	—	—	—	—	—	—	73,844	11.22	215,625
	8/11/2016	8/2/2016	—	—	—	6,180	15,450	30,900	—	—	—	262,500
	8/11/2016	8/2/2016	—	—	—	—	—	—	10,300	—	—	175,000
	8/11/2016	8/2/2016	—	—	—	—	—	—	—	57,947	16.99	262,500
	12/6/2016	12/6/2016	—	—	—	6,130	15,324	30,648	—	—	—	159,375
	12/6/2016	12/6/2016	—	—	—	—	—	—	10,216	—	—	106,250
	12/6/2016	12/6/2016	—	—	—	—	—	—	—	62,013	10.40	159,375
Carlos Baila	—	—	87,875	175,749	351,498	—	—	—	—	—	—	—
	2/19/2016	2/16/2016	—	—	—	4,679	11,698	23,396	—	—	—	131,250
	2/19/2016	2/16/2016	—	—	—	—	—	—	7,799	—	—	87,500
	2/19/2016	2/16/2016	—	—	—	—	—	—	—	44,949	11.22	131,250
	12/6/2016	12/6/2016	—	—	—	5,048	12,620	25,240	—	—	—	131,250
	12/6/2016	12/6/2016	—	—	—	—	—	—	8,413	—	—	87,500
	12/6/2016	12/6/2016	—	—	—	—	—	—	—	51,070	10.40	131,250

(1)

The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2016. With respect to our named executive officers, other than Mr. Harrington, amounts reported in these columns are calculated solely based on EBITDA, operating free cash flow, and revenue targets, and assume no adjustment to bonus levels based on achievement of individual performance targets. With respect to Mr. Harrington, amounts reported in these columns are calculated solely based on EBITDA and net cooler rental activity, and assume no adjustment to bonus levels based on achievement of individual performance targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)	The amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards vest based on the achievement of a specified target level of cumulative pre-tax income for over a three-year period. The amounts included in the “Threshold” column reflect the total number of shares that would be issued at the end of the three-year performance period if 70% of the “target” pre-tax income level is achieved. The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” pre-tax income level is achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if 125% of the “target” pre-tax income level is achieved.

(3)	The amounts in this column represent grants of time-based restricted share units. Time-based restricted share units granted in 2016 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)	The amounts in this column represent grants of stock options. Stock options granted in 2016 vest in three equal installments on the first, second and third anniversaries of the grant date.

(5)	The “Grant Date Fair Value of Stock Awards and Options” column shows the full grant date fair values of the stock options and performance- and time-based restricted share units granted in fiscal 2016. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

Outstanding Equity Awards at 2016 Fiscal Year End

The following table sets forth information with respect to equity awards outstanding at December 31, 2016 for each of our named executive officers.

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Type of Award	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jerry Fowden	—		583,657	(2)	10.40	12/6/2026	—	—		—
	—		449,486	(3)	11.22	2/19/2026	—	—		—
	—		209,302	(4)	9.25	2/25/2025	—	—		—
	214,844	(5)	—		8.00	2/13/2024	—	—		—
	166,463	(6)	—		9.29	5/2/2023	—	—		—
	—		—		—	—	Performance-Based RSU	144,230	(9)	1,634,126
	—		—		—	—	Time-Based RSU	96,153	(10)	1,089,413
	—		—		—	—	Performance-Based RSU	116,979	(11)	1,325,372
	—		—		—	—	Time-Based RSU	77,986	(12)	883,581
	—		—		—	—	Performance-Based RSU	97,297	(13)	1,102,375
	—		—		—	—	Time-Based RSU	64,865	(14)	734,920
Jay Wells	—		78,793	(2)	10.40	12/6/2026	—	—		—
	—		57,947	(7)	16.99	8/11/2026	—	—		—
	—		197,774	(3)	11.22	2/19/2026	—	—		—
	—		47,093	(4)	9.25	2/25/2025	—	—		—
	52,734	(5)	—		8.00	2/13/2024	—	—		—
	41,959	(6)	—		9.29	5/2/2023	—	—		—
	40,610	(8)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	19,471	(9)	220,606
	—		—		—	—	Time-Based RSU	12,980	(10)	147,063
	—		—		—	—	Performance-Based RSU	15,450	(15)	175,049
	—		—		—	—	Time-Based RSU	10,300	(16)	116,699
	—		—		—	—	Performance-Based RSU	51,471	(11)	583,166
	—		—		—	—	Time-Based RSU	34,314	(12)	388,778
	—		—		—	—	Performance-Based RSU	21,892	(13)	248,036
	—		—		—	—	Time-Based RSU	14,595	(14)	165,361
Thomas Harrington	—		204,280	(2)	10.40	12/6/2026	—	—		—
	—		57,947	(7)	16.99	8/11/2026	—	—		—
	—		—		—	—	Performance-Based RSU	50,480	(9)	571,938
	—		—		—	—	Time-Based RSU	33,653	(10)	381,288
	—		—		—	—	Performance-Based RSU	15,450	(15)	175,049
	—		—		—	—	Time-Based RSU	10,300	(16)	116,699
	—		—		—	—	Performance-Based RSU	787,402	(17)	8,921,265
Marni Morgan Poe	—		62,013	(2)	10.40	12/6/2026	—	—		—
	—		57,947	(7)	16.99	8/11/2026	—	—		—
	—		73,844	(3)	11.22	2/19/2026	—	—		—
	—		37,064	(4)	9.25	2/25/2025	—	—		—
	41,504	(5)	—		8.00	2/13/2024	—	—		—
	32,598	(6)	—		9.29	5/2/2023	—	—		—
	27,704	(8)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	15,324	(9)	173,621
	—		—		—	—	Time-Based RSU	10,216	(10)	115,747
	—		—		—	—	Performance-Based RSU	15,450	(15)	175,049
	—		—		—	—	Time-Based RSU	10,300	(16)	116,699
	—		—		—	—	Performance-Based RSU	19,218	(11)	217,740
	—		—		—	—	Time-Based RSU	12,812	(12)	145,160
	—		—		—	—	Performance-Based RSU	17,230	(13)	195,216
	—		—		—	—	Time-Based RSU	11,486	(14)	130,136
Carlos Baila	—		51,070	(2)	10.40	12/6/2026	—	—		—
	—		44,949	(3)	11.22	2/19/2026	—	—		—
	—		30,523	(4)	9.25	2/25/2025	—	—		—
	28,320	(5)	—		8.00	2/13/2024	—	—		—
	19,550	(6)	—		9.29	5/2/2023	—	—		—
	—		—		—	—	Performance-Based RSU	12,620	(9)	142,985
	—		—		—	—	Time-Based RSU	8,413	(10)	95,319
	—		—		—	—	Performance-Based RSU	11,698	(11)	132,538
	—		—		—	—	Time-Based RSU	7,799	(12)	88,363
							Performance-Based RSU	14,189	(13)	160,761
							Time-Based RSU	9,459	(14)	107,170

(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 30, 2016 ($11.33), the last business day of our 2016 fiscal year.

(2)	This amount represents stock options granted on December 6, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(3)	This amount represents stock options granted on February 19, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)	This amount represents stock options granted on February 25, 2015, which vest on the last day of our 2017 fiscal year.

(5)	This amount represents stock options granted on February 13, 2014 that vested on the last day of our 2016 fiscal year.

(6)	This amount represents stock options granted on May 2, 2013 that vested on the last day of our 2015 fiscal year.

(7)	This amount represents stock options granted on August 11, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(8)	This amount represents stock options granted on February 21, 2012 that vested on the last day of our 2014 fiscal year.

(9)	This amount represents performance-based restricted share units granted on December 6, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 1, 2017 and ending on the last day of our 2019 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(10)	This amount represents time-based restricted share units granted on December 6, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(11)	This amount represents performance-based restricted share units granted on February 19, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 3, 2016 and ending on the last day of our 2018 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(12)	This amount represents time-based restricted share units granted on February 19, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(13)	This amount represents performance-based restricted share units granted on February 25, 2015. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 4, 2015 and ending on the last day of our 2017 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(14)	This amount represents time-based restricted share units granted on February 25, 2015. The time-based restricted share units vest on the last day of our 2017 fiscal year, assuming continued employment through such date.

(15)	This amount represents performance-based restricted share units granted on August 11, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 1, 2017 and ending on the last day of our 2019 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(16)	This amount represents time-based restricted share units granted on August 11, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(17)	This amount represents performance-based restricted share units granted on December 16, 2014, which vest based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017.

Option Exercises and Stock Vested In Fiscal 2016

The following table sets forth information with respect to option exercises and stock awards vesting during 2016 for each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jerry Fowden	148,515	1,560,328	197,656	2,238,153
Jay Wells	—	—	48,516	549,370
Thomas Harrington	—	—	—	—
Marni Morgan Poe	—	—	38,184	432,376
Carlos Baila	—	—	26,056	295,045

(1)	This amount represents time-based restricted share units and performance-based restricted share units granted in 2014. The time-based restricted share units vested on the last day of our 2016 fiscal year, and the performance-based restricted share units vested in February 2017 upon certification by the Compensation Committee that the pre-tax income target with respect to such awards was achieved at the 125% level.

(2)	With respect to time-based restricted share units, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of December 30, 2016 ($11.33), the last business day of our 2016 fiscal year. With respect to performance-based restricted share units, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of February 21, 2017 ($11.32), the date the Compensation Committee certified that the pre-tax income target with respect to such awards was achieved at the 125.0% level.

Potential Payments Upon Termination or Change of Control

Amended and Restated Equity Plan

Under the Amended and Restated Equity Plan, in the event of a Change of Control, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan defines “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Cott with or into any other corporation whereby the voting shareholders of Cott immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Cott, any entity controlled by Cott, or any employee benefit plan sponsored by Cott or an entity that is controlled by Cott), is or becomes, including pursuant to a tender or exchange offer for Cott common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Cott representing 50% or more of the combined voting power of Cott’s then outstanding securities; (ii) the consummation of a sale by Cott of all or substantially all of Cott’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Cott’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Cott in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Cott as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Cott being made in connection with a liquidation, dissolution or winding-up of Cott. The Amended and Restated Equity Plan defines “Cause” and “Good Reason” the same way as the Severance Plan described on page 44 of this proxy statement. If a Change of Control had occurred on December 31, 2016 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Amended and Restated Equity Plan, the unvested awards granted to our named executive officers would have vested on an accelerated basis as set forth below:

Amended and Restated Equity Plan	Accelerated Vesting ($)(1)
Jerry Fowden	$7,797,381
Jay Wells	$2,237,745
Thomas Harrington	$10,356,219
Marni Morgan Poe	$1,412,256
Carlos Baila	$843,064

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of December 30, 2016 ($11.33), the last business day of our 2016 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2015 and 2016, (ii) performance-based restricted share units granted in 2015 and 2016, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance, and (iii) stock options granted in 2015 and 2016, assuming exercise of such options at applicable exercise prices.

These amounts, other than those listed for Messrs. Harrington and Baila, are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Severance Plan” on page 45 of this proxy statement.

In the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed. Additionally, unvested options vest as of the later of the date of termination and the one year anniversary of the effective date of the award and continue to be exercisable for three years following the date of termination.

Assuming the employment of our named executive officers had been terminated on December 31, 2016 by Cott without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:

Amended and Restated Equity Plan	Equity Awards ($)(1)
Jerry Fowden	$3,733,122
Jay Wells	$960,453
Thomas Harrington	$6,682,423
Marni Morgan Poe	$646,376
Carlos Baila	$427,049

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of December 30, 2016 ($11.33), the last business day of our 2016 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share units granted in 2015 and 2016, (ii) performance-based restricted share units granted in 2015 and 2016, and (iii) stock options granted in 2015 and 2016. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2015 and 2016 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on December 31, 2016 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of December 30, 2016 ($11.33). Pursuant to the terms of the Amended and Restated Equity Plan, assuming the employment of such individuals had been terminated on December 31, 2016 by Cott without Cause or by such individual for Good Reason, the stock options granted in 2016 would vest on the one year anniversary of the effective date of such awards. Options granted on February 19, 2016, August 11, 2016 and December 6, 2016 would therefore vest on February 19, 2017, August 11, 2017 and December 6, 2017, respectively. The closing price of our common shares on the NYSE on February 17, 2017 was $11.02. The closing price of our common shares on August 11, 2017 and December 6, 2017 is not yet determinable. As a result, only the value of those options granted on February 19, 2016 are included in the table above (Mr. Fowden: $715,455; Mr. Wells: $314,802 ; Ms. Poe: $ $117,539; and Mr. Baila: $71,547).

These amounts are included in the applicable “Equity Awards” column in the tables under the headings “Payments under the Severance Plan” on page 45 of this proxy statement and “Payments to Other Named Executive Officers” on page 46 of this proxy statement.

Severance Plan

In February 2009, we commenced the Severance Plan. As of December 31, 2016, each of our named executive officers, other than Messrs. Harrington and Baila, participated in such plan. The triggering events for any severance payments under the Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.

The Compensation Committee determines which employees participate in the Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees–1 times; Level 2 Employees–0.75 times; Level 3 Employees–0.50 times. Mr. Fowden is a Level 1 employee, Mr. Wells is a Level 2 employee, and Ms. Poe is a Level 3 employee.

The Severance Plan defines “Cause” to mean:

(i)	the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to the policies of Cott after written notice by Cott of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;

(ii)	theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Cott, or in the carrying out of his duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement or restrictive covenants set out in the Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;

(iv)	the participant’s breach of a fiduciary duty owed to Cott; or

(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the board of directors.

The Severance Plan defines “Good Reason” to include any of the following:

(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;

(ii)	a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as participant;

(iii)	relocation of the participant’s principal place of employment to a location that is more than 50 miles away from his principal place of employment on the date upon which he became a participant, unless such relocation is effected at the request of the participant or with his approval;

(iv)	a material breach by Cott of any provisions of the Severance Plan, or any employment agreement to which the participant and Cott are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Cott to correct such failure within ten days of the receipt of such notice; or

(v)	the failure of Cott to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Cott within 15 days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he will receive a cash payment of an amount equal to the participant’s total annual base salary and average bonus (based on the actual bonus paid for the previous two years) for the year in which the termination takes place multiplied by his severance multiple, less applicable withholdings. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings. In addition, the terminated participant would receive accelerated vesting of rights under our equity incentive plans and would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple, where we may do so legally and in accordance with the applicable benefit plans in effect from time to time.

Level 1 Employees receive gross-up payments in the event excise tax is imposed. Payments to Level 2 or 3 Employees who would otherwise be subject to excise tax are reduced, or cut back, to an amount that will result in no portion of the payments being subject to the excise tax. The 280G excise tax and gross-up is an estimated amount assuming an effective individual income tax rate of 40%. This amount is determined on the basis that the amount subject to excise tax would not be decreased by amounts attributable to reasonable compensation for services before the change of control.

Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.

Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and, except in the case of Mr. Fowden, the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.

Payments under the Severance Plan

As of December 31, 2016, each of our named executive officers, other than Messrs. Harrington and Baila, participated in the Severance Plan. Under the Severance Plan, if their employment is terminated by Cott without Cause or by the executive for Good Reason, such executive would receive a cash payment equal to the sum of his or her annual base salary and bonus (based generally on his or her average bonus for the previous two years) times a severance multiple. Mr. Fowden’s employment agreement provides that he would receive a pro rata bonus for the year of termination based on the actual bonus he would have received had he been employed through the end of the year. Mr. Fowden’s severance multiple is 1.0, except that under the terms of his employment letter agreement if a termination occurs in connection with a change of control, his severance multiple would be 1.5. A change of control is defined in his employment letter agreement as a takeover, consolidation, merger, amalgamation, sale of all or substantially all assets or a similar transaction involving Cott.

Assuming his or her employment had been terminated on December 31, 2016 by Cott without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Jerry Fowden	$900,000	$886,575	$9,883	$2,283,383	$4,079,840
Jay Wells	$323,400	$226,387	$10,546	$667,589	$1,227,922
Marni Morgan Poe	$185,424	$139,105	$7,030	$395,192	$726,751

Assuming his or her employment had been terminated in connection with a Change of Control on December 31, 2016, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Jerry Fowden	$1,350,000	$1,329,863	$14,824	$7,797,381	$10,492,067
Jay Wells	$323,400	$226,387	$10,546	$2,237,745	$2,798,078
Marni Morgan Poe	$185,424	$139,105	$7,030	$1,412,256	$1,743,815

Payments to Other Named Executive Officers

Mr. Harrington and Mr. Baila do not participate in the Severance Plan. Mr. Harrington’s employment agreement, dated December 16, 2014, provides that if his employment is terminated by Cott without Cause or by Mr. Harrington for Good Reason (each as defined therein), he would be entitled to receive a cash payment in an amount equal to the sum of his then-current annual base salary and the most recently paid annual bonus, payable within 60 days of such termination, as well as an amount equal to his estimated COBRA premiums for medical, dental, and vision coverage for a twelve-month period. Mr. Baila’s employment letter agreement, dated September 17, 2012, provides that if his employment is terminated by Cott without Cause or by Mr. Baila for Good Reason (each as defined therein), he would be entitled to receive a cash payment in an amount equal to nine months of his then-current annual base salary, less all applicable withholding taxes, payable within 30 days of such termination, except in the case of an involuntary termination that is a part of a group termination program, in which case the payment would be made within 60 days. Assuming their employment had been terminated on December 31, 2016 by Cott without Cause or by the executive for Good Reason, Mr. Harrington and Mr. Baila would have been entitled to the following cash payments:

	Cash Payments ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas Harrington	$784,125	$457,406	$7,657	$6,077,866	$7,327,054
Carlos Baila	$270,000	—	—	$300,199	$570,199

Assuming their employment had been terminated in connection with a Change of Control on December 31, 2016, the applicable named executive officers would have been entitled to the following:

	Cash Payments ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas Harrington	$784,125	$457,406	$7,657	$10,356,219	$11,605,408
Carlos Baila	$270,000	—	—	$843,064	$1,113,064

Termination by Cott for Cause; Resignation by the Executive Officer other than for Good Reason

We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.

Termination because of Death or Disability

Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate (except in the case of Mr. Harrington, who would receive any unpaid bonus for the year preceding his death or disability at the time such bonuses are generally paid to other employees). Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Amended and Restated Equity Plan vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide executive-level life, short-term disability, and long-term care benefits to our executive officers that are not also available to our employees generally. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 34 of this proxy statement.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of Cott’s board of directors (collectively, the “Compensation Committee”) has submitted the following report for inclusion in this proxy statement:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Cott’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC and with all applicable Canadian securities authorities.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

ANDREW PROZES, CHAIR

BETTY JANE HESS

MARIO PILOZZI

February  21, 2017

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information about the Amended and Restated Equity Plan, the only plan with awards outstanding as of December 31, 2016. The Amended and Restated Equity Plan generally requires us to issue shares that would be dilutive to our shareowners.

Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)			Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Amended and Restated Equity Plan(1)	8,337,060	(2)	US$	10.32	(3)	3,280,450	(4)

(1)	The Amended and Restated Equity Plan was approved by shareowners on April 30, 2013.

(2)	Represents 799,653 shares pursuant to time-based restricted share units, 3,063,195 shares pursuant to performance-based restricted share units, and 4,474,212 shares pursuant to stock options granted (and not exercised, forfeited or cancelled, as applicable) under the Amended and Restated Equity Plan. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Amended and Restated Equity Plan. As of March 13, 2017, there were [●] shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Amended and Restated Equity Plan.

(3)	Represents the weighted-average exercise price of stock options granted under the Amended and Restated Equity Plan.

(4)	Represents the number of shares available for future issuance under the Amended and Restated Equity Plan. Based on the share counting methodology provided for in the Amended and Restated Equity Plan, shares issued under the plan will be applied to reduce the maximum number of shares remaining available for issuance under the plan; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards made after April 30, 2013. “Full value” awards include any awards other than options or stock appreciation rights. As of December 31, 2016, there were 4,873,362 full value awards that were issued after April 30, 2013, which reduce the shares available for future issuance under the Amended and Restated Equity Plan by 9,746,723. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. As of March 13, 2017, approximately [●] shares remained available for issuance under the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan is administered by the Compensation Committee or any other board committee as may be designated by the board from time to time. The Amended and Restated Equity Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Cott’s needs. Subject to the terms of the Amended and Restated Equity Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.

Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments. Full-time, part-time or contract employees of Cott and its subsidiaries and non-employee directors of Cott may be selected by the Compensation Committee to receive awards under the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan provides that up to 20,000,000 shares may be issued under the plan. Shares issued under the Amended and Restated Equity Plan will be applied to reduce the maximum number of shares remaining available for issuance under the Amended and Restated Equity Plan; provided that the total number of shares available for issuance under the Amended and Restated Equity Plan will be reduced 2.0 shares for each share issued pursuant to a “full-value” award (i.e., an award other than an option or stock appreciation right). No participant may receive awards during any one calendar year representing more than 2,000,000 common shares. In addition, the maximum amount that may become vested under any cash-denominated award during any one calendar year is five million dollars ($5,000,000). These limits are subject to adjustments by the Compensation Committee as provided in the Amended and Restated Equity Plan for share splits, share dividends, recapitalizations and other similar transactions or events. In addition, the number of common shares issuable to insiders of Cott (as defined in Part I of the Toronto Stock Exchange Company Manual) at any time, and the number of shares issued to insiders of Cott within any one year period, under the Amended and Restated Equity Plan or when combined with all of Cott’s other security based compensation arrangements (as described in the Toronto Stock Exchange Company Manual), may not exceed 10% of Cott’s issued and outstanding common shares, respectively. In addition, neither the board nor the Compensation Committee may, without further shareowner approval, grant to non-employee directors an amount equal to or greater than the lesser of (i) 3% of Cott’s issued and outstanding common shares; and (ii) an annual equity award of $500,000 per non-employee director. The aforementioned restriction may not be amended without further shareowner approval.

DIRECTORS’ AND OFFICERS’ INSURANCE

We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. The current annual policy limit is $85,000,000. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $750,000 for securities claims and a deductible of $500,000 for all other claims. The deductible is our responsibility. There is no applicable deductible if we are unable to indemnify. The annual premium, which is currently $626,245, is paid by us.

Under the terms of our by-laws and agreements with each of our directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE

Board and Management Roles

The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

•	the adoption of a strategic planning process;

•	the identification of the principal risks for Cott and the implementation of appropriate risk management systems;

•	succession planning and monitoring of senior management;

•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and

•	the integrity of our internal control and management information systems.

All decisions materially affecting Cott, our business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year, management presents a strategic plan to the board for review and approval.

To assist in discharging its responsibilities effectively, the board has established three committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.cott.com. Each committee has the authority to retain special legal, accounting or other advisors.

Allocation of Responsibility between the Board and Management

The board has adopted a written mandate, the text of which is set out in Appendix B. The business and affairs of Cott are managed by or under the supervision of the board in accordance with all applicable laws and regulatory requirements. The board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the board for review and approval and for implementing our strategic direction. The board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the board and for each committee chair.

Board Oversight of Risk

Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Cott. Risk oversight is a responsibility of the full board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee discusses with management our guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, environmental, competitive and regulatory risks, and the steps management has taken to monitor and control any exposure resulting from such risks.

The Audit Committee regularly reports to the board on the risks to Cott. Additionally, management from time to time reports to the board on the risks to Cott. Adjustments to the initiatives undertaken in connection with the risk assessment process may be made as a result of such reports. We believe that the board oversight and involvement in risk assessment provides effective oversight of Cott’s enterprise risks.

Board’s Expectations of Management

The board expects management to:

•

produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

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act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the board;

•	develop and implement a strategic plan in light of trends in the market; and

•	promote high ethical standards and practices in conducting our business.

Board Leadership

Our board is composed of 10 directors, 9 of whom are independent. Mr. David Gibbons is the Chairman of our board. Mr. Eric Rosenfeld serves as our Lead Independent Director. The only nominee for director who is not independent is Mr. Jerry Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 16 of this proxy statement for further discussion of the board’s determinations as to independence.

Cott has a separate Chairman of the board and Chief Executive Officer. The board feels that separating the role of Chairman and Chief Executive Officer is in the best interests of shareowners at this time. This structure ensures a greater role for independent directors in the oversight of Cott and active participation by the independent directors in establishing priorities and procedures for the work of the board. The board believes that its leadership structure has not been affected by the board’s administration of the risk oversight function.

For each regular board meeting and most special meetings the Chairman establishes the agenda. Each member of the board may suggest items for the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.

The board believes that it is beneficial to designate a Lead Independent Director, and our Corporate Governance Guidelines require it whenever the Chairman is not independent. While David Gibbons was serving as Interim Chief Executive Officer in 2008 and early 2009, Mr. Rosenfeld became Lead Independent Director. The board determined to continue this arrangement even after Mr. Gibbons ceased to serve as Interim Chief Executive Officer and became independent Chairman. The Lead Independent Director acts in a supportive capacity to the Chairman and acts as Chairman in the event the Chairman is unavailable.

The board conducts an annual evaluation to determine whether it and its committees are functioning effectively, which includes an evaluation of whether the current leadership structure continues to be optimal for Cott and its shareowners. The board conducted this evaluation for 2016 and determined not to make changes to the leadership structure.

Shareowner Communications

We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634 or by sending an e-mail to Cottboard@cott.com. The letter or e-mail should indicate that you are a Cott shareowner or your other interest in Cott. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).

Composition of the Board

Our articles of amalgamation permit a minimum of three and a maximum of 15 directors. The size of the board is currently set at 10 members. Board members are encouraged to attend each annual meeting of shareowners. All of our directors attended the 2016 annual meeting in person.

Directors are elected, on an individual basis and in accordance with our Majority Voting and Director Resignation Policy, for a term of one year. The board of directors does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the board of directors. The annual self-evaluation and board assessment process referred to below under “Corporate Governance Committee” will be an important determinant for board tenure. The board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the board of directors after the director has reached the age of 75. A director that turns 75 during his or her term, however, may serve out the remainder of that term.

We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.

As described in our Code of Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance. We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.

Recommendations concerning director nominees are, foremost, based on merit and performance. However, diversity, including gender diversity, is taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the board and management levels. In its evaluation of a potential member of the board of directors, the Corporate Governance Committee will give consideration to (i) what skills and competencies the board of directors should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The board of directors, taking into consideration the recommendations of the Corporate Governance Committee, will be responsible for selecting the nominees for election to the board of directors, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.

There is currently one woman on the board (i.e., 10.0%) and one in an executive officer position at Cott (i.e., 12.5%).

We have not adopted a written policy relating to the identification and nomination of women directors or executive officers as the board does not believe that quotas, strict rules or targets set forth in a formal written policy will necessarily result in the identification or selection of the best director and executive officer candidates. However, the level of representation of women has been, and will continue to be, considered by Cott, the board and the Corporate Governance Committee in the identification and nomination of directors and the making of executive officer appointments.

The board is mindful of the benefit of diversity on the board and management of Cott and the need to maximize the effectiveness of the board and management and their respective decision-making abilities. Accordingly, in searches for new directors and executive officers, the Corporate Governance Committee will consider the level of female representation and diversity on the board and management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the board and in senior management positions and, where appropriate, recruiting qualified female candidates as part of our overall recruitment and selection process to fill board or senior management positions, as the need arises, through vacancies, growth or otherwise.

Independence of the Board

The only nominee for director who is not independent is Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 16 of this proxy statement for further discussion of the board’s determinations as to independence. Mr. Rosenfeld serves as our Lead Independent Director.

At all meetings of the board and committees of the board, any non-management board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. The non-management directors, all of whom are independent, meet independently of management as part of each regularly scheduled meeting of the board. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.

Each of the Compensation Committee, the Corporate Governance Committee and the Audit Committee is comprised entirely of independent directors. The board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page 16 of this proxy statement.

Board Committees

The board has the following standing committees: Corporate Governance Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.cott.com. From time to time, the board may form additional committees in its discretion.

Corporate Governance Committee

Members: Eric Rosenfeld (Chair), David T. Gibbons, Andrew Prozes

The board has determined that each member of the Corporate Governance Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The Corporate Governance Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the Corporate Governance Committee is responsible for:

•	developing and maintaining a set of corporate governance principles applicable to Cott and monitoring, on behalf of the board of directors, Cott’s approach to corporate governance issues;

•	reviewing periodically and recommending changes to the governing documents and the mandates of the board committees;

•	establishing and articulating qualifications and other selection criteria for the members of the board or any board committee;

•

advising the board of directors regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

•

in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director tenders his or her resignation from the board as required pursuant to the Corporate Governance Guidelines, recommending to the board whether or not such resignation should be accepted;

•	advising the board with respect to the board’s leadership structure and the positions held by the members of the board;

•

ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the board of directors for approval an annual self-evaluation process of the board and its committees (including each member thereof) and management;

•	monitoring the quality of the relationship between management and the board and recommending any areas for improvement;

•	reporting on corporate governance as required by all applicable public disclosure requirements;

•	reviewing and assessing annually Cott’s Corporate Governance Guidelines;

•	reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;

•	reviewing all related party transactions, whether or not reportable pursuant to applicable U.S. and Canadian securities laws and regulations;

•	reviewing, on at least an annual basis, the way in which Cott’s corporate governance is being evaluated by relevant external organizations and publications;

•	develop and administer a mandatory retirement age policy;

•	being responsible for those matters assigned to it under Cott’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;

•	reviewing and reassessing the adequacy of the Corporate Governance Committee’s charter annually and recommending any proposed changes to the board for approval;

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reviewing and assessing the Corporate Governance Committee’s own performance on an annual basis and reporting regularly to the board regarding the results of the Corporate Governance Committee’s activities; and

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retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the Committee at the expense of Cott, including any search firm engaged to identify potential candidates for directorship.

In selecting candidates for the board, the Corporate Governance Committee applies a number of criteria, including:

•	each director should be an individual of the highest character and integrity;

•	each director should have sufficient experience to enable the director to make a meaningful contribution to the board and to Cott;

•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;

•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations;

•	whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the board and its committees; and

•	whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.

In addition to the factors considered above, the Corporate Governance Committee also considers how a nominee will contribute to the diversity of the board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).

The Corporate Governance Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the board of directors unless the “advance notice” requirements of our by-laws are waived by the board of directors in its sole discretion.

Shareowners wishing to submit a director nomination should write to our Secretary and include the following:

•	the name, age, principal occupation and contact information of the nominee;

•	whether the nominee is a resident Canadian within the meaning of the Canadian Business Corporation Act (the “Act”);

•

the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•

any relationships, agreements or arrangements between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

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any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

•	duly completed personal information form in respect of the nominee in the form prescribed by the NYSE and TSX.

Such nominating shareowner giving the notice must also include the following:

•	the name and record address of the nominating shareowner;

•

the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in the Company and any hedges implemented with respect to the nominating shareowners’ interests in the Company;

•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Company;

•	whether the nominating shareowner intends to deliver a proxy statement and form of proxy to any shareowners of the Company in connection with the election of directors; and

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any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

You are advised to review our by-laws, which contains additional requirements about advance notice of director nominations.

The Corporate Governance Committee conducts assessments of the board and its committees at least annually. Directors are required to complete an evaluation of the performance of the board, its committees and directors, which are then reviewed by the Corporate Governance Committee, and conclusions and recommendations resulting therefrom are reported to the full board.

Management, working with the Corporate Governance Committee, provides orientations and education programs for new directors to familiarize them with Cott and its business. They also meet with Company representatives to review the mandates and roles of the board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.

The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the board.

The Corporate Governance Committee met four times in 2016.

Audit Committee

Members: Graham W. Savage (Chair), Mark Benadiba, Gregory Monahan

The Audit Committee reports directly to the board. Each member has been determined by the board to be independent within the meaning of the rules of the NYSE and Rule 10A-3 of the Exchange Act.

The Audit Committee, on behalf of the board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 58 of this proxy statement.

The Audit Committee is also tasked with fulfilling the board’s oversight role with respect to risk management.

The Audit Committee operates pursuant to a written charter that was most recently updated in February 2017, the text of which is set out in Appendix C. Each member of the Audit Committee is financially literate. Additionally, the board has determined that Mr. Savage qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met six times in 2016.

Human Resources and Compensation Committee

Members: Andrew Prozes (Chair), Betty Jane Hess, Mario Pilozzi

The board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 16 of this proxy statement. The Compensation Committee’s charter includes:

•

recommending to the independent members of the board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of our other executive officers;

•

periodically reviewing with the board and approving short-term and long-term incentive compensation programs and equity-based plans, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the board the remuneration to be paid to non-employee members of the board;

•	reviewing all executive compensation disclosure before such information is publicly disclosed by Cott; and

•	evaluating whether and to what extent Cott’s compensation policies or practices create incentives that affect risk taking.

The Compensation Committee also is responsible for reviewing and reporting periodically to the board of directors on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. The Compensation Committee met five times in 2016.

In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the board of directors for approval.

In 2016, the Compensation Committee continued to retain Cook as its sole independent compensation consultant. Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. Cook did not provide any additional services to the board or management in 2016.

The Compensation Committee has considered the independence of Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from Cook addressing the independence of Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by Cook; (ii) fees paid by Cott as a percentage of Cook’s total revenue; (iii) policies or procedures of Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 18 of this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was during 2016 an employee, or is or ever has been an officer, of Cott or its subsidiaries. No executive officer of Cott served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Cott’s board of directors or Compensation Committee.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Approval of Appointment of Independent Registered Certified Public Accounting Firm

At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as our independent registered certified public accounting firm for the 2017 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be approved if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.

IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

Principal Accounting Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2016 and 2015 were as follows:

	Fees ($)
	2016	2015
Audit Fees (including out-of-pocket expenses)		4,067,500
Audit-Related Fees		—
Tax Fees		275,000
All Other Fees		3,930

Total		4,346,430

Audit Fees

Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2016 and 2015 fiscal years and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. In addition, services rendered in 2016 and 2015 included services related to the audit of statutory filings and delivery of comfort letters, consents and review of documents in connection with debt and equity offerings.

Audit-Related Fees

There were no audit-related fees for the 2016 and 2015 fiscal years.

Tax Fees

Tax fees in 2016 and 2015 consisted of tax compliance services and advice.

All Other Fees

All Other Fees for 2016 and 2015 consisted of fees for access to accounting research software resources.

Pre-Approval Policies and Procedures

In engaging Cott’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:

•

For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

•

For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

•

If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Our management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.

Our audit-related fees, tax fees, and all other fees in 2016 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

The Audit Committee has selected PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm for the 2017 fiscal year, subject to shareowner approval at the 2017 Annual and Special Meeting of Shareowners. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report

The Audit Committee reviewed and discussed with management Cott’s audited financial statements for the year ended December 31, 2016. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Cott’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Cott’s financial statements and how these policies were applied to the financial statements for the year ended December 31, 2016.

The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Cott and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Cott’s internal controls and the overall quality of Cott’s financial reporting.

In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Cott’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Cott’s consolidated financial statements and the effectiveness of Cott’s internal control over financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in Cott’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the U.S. Securities and Exchange Commission and the Canadian securities regulators.

GRAHAM SAVAGE, CHAIR

GREGORY MONAHAN

MARK BENADIBA

February 21, 2017

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2011 annual meeting of shareowners, the board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 18 of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2016, we believe our shareowners will find important the information under the heading “Compensation Discussion and Analysis-Executive Summary” on page 18 of this proxy statement.

For these reasons, the board is asking shareowners to vote to support our pay practices.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Cott benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our board should refer to “Shareowner Communications” on page 51 in this proxy statement for additional information on how to do so.

The text of the resolution is as follows:

“Be it resolved as a resolution of the shareowners that the Company’s shareowners hereby approve, on an advisory basis, the compensation paid to Cott Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”

The board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out above, the persons named in the enclosed proxy intend to vote in favor of the resolution.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareowners must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, shareowners may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Shareowners also may, if they wish, abstain from casting a vote on this proposal.

Our shareowners voted on a similar proposal in 2011 with the majority voting to hold the say-on-pay vote every year. Consistent with the preference expressed by our shareowners, we have held advisory votes on our executive compensation program each year. We continue to believe that say-on-pay votes should be conducted every year so that our shareowners may annually express their views on our executive compensation program.

This vote is advisory and not binding on Cott or our board in any way. The board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The board may decide that it is in the best interests of our shareowners and Cott to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes cast by our shareowners.

The proxy card provides shareowners with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareowners will not be voting to approve or disapprove the recommendation of the board. Because this advisory vote seeks the input of shareowners and provides shareowners with multiple voting options, there is no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the frequency of the advisory vote on executive compensation receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by shareowners.

It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2023 annual meeting of shareowners.

The text of the resolution is as follows:

“Be it resolved as a resolution of the shareowners that the shareowners determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the named executive officers of the Company as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

The board recommends that you vote to conduct a non-binding, advisory vote on executive compensation once “every year.” Unless a proxy specifies that the shares it represents should abstain from voting or vote for “every two years” or “every three years” for the frequency of the shareowner vote on executive compensation set out above, the persons named in the enclosed proxy intend to vote for “every year” for the frequency of the shareowner vote on executive compensation.

APPROVAL OF REDUCTION IN STATED CAPITAL

We are asking the shareowners to approve a special resolution (the “Stated Capital Reduction Special Resolution”), substantially in the form set out in Appendix A to this proxy statement, authorizing the reduction of the stated capital of Cott’s common shares to $500 million. The proposed stated capital reduction will enhance our flexibility to declare and pay dividends and purchase its own shares if and when the board of directors determines to do so.

Under the Canada Business Corporations Act (the “CBCA”), a corporation must maintain a separate capital account for each class of shares it issues. Subject to certain limited exceptions, the CBCA requires that a corporation add to each stated capital account the full amount of any consideration it receives for the shares it issues. Under the CBCA, a corporation is prohibited from taking certain actions, including declaring or paying dividends on its shares or purchasing its own shares, if, among other things, there are reasonable grounds for believing that the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes of the corporation’s shares.

The board of directors monitors the realizable value of Cott’s assets, its liabilities and the existing level of the stated capital account for all classes of its shares. Based on its review, and although there are currently no reasonable grounds to believe that the realizable value of Cott’s assets are less than the aggregate of its liabilities and the stated capital of all classes of its shares, the board of directors has decided to submit the Stated Capital Reduction Special Resolution to the shareowners as a housekeeping matter in order to give the board of directors flexibility in managing Cott’s capital structure going forward and, in particular, to provide greater flexibility for the board of directors to continue to declare and pay dividends and purchase its own shares if and when the board of directors determines to do so. In particular, the board of directors believes that the level of the stated capital account for the common shares is unnecessarily high as a result of equity offerings completed in the last few years. Our board of directors may, subject to the best interests of our shareowners, our results of operations, cash balances and future cash requirements, financial condition and covenants and other restrictions on payment set forth in the instruments governing our indebtedness in effect from time to time, determine to pay dividends or purchase its own shares in the future. If the stated capital account of our common shares remains unnecessarily high, the board of directors may not be able to declare and pay such dividends or purchase its own shares to the full extent it would otherwise desire to do so.

The reduction of stated capital will have no impact on the day-to-day operations of Cott and will not, on its own, alter the financial condition of Cott.

The Stated Capital Reduction Special Resolution must be approved by at least two-thirds of the votes cast at the meeting in order to be adopted.

Canadian Federal Income Tax Consequences

THE FOLLOWING IS A SUMMARY OF CERTAIN CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF THE REDUCTION OF STATED CAPITAL OF THE COMMON SHARES. IT IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO CONSTITUTE NOR SHOULD IT BE CONSTRUED TO CONSTITUTE LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER OF COMMON SHARES. SHAREOWNERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE CONSEQUENCES OF ACQUIRING, HOLDING, OR OTHERWISE DISPOSING OF THEIR COMMON SHARES, TAKING INTO ACCOUNT THEIR OWN PARTICULAR CIRCUMSTANCES AND ANY APPLICABLE FOREIGN, PROVINCIAL OR TERRITORIAL LEGISLATION.

This summary is based upon the current provisions of the Income Tax Act (Canada) (the “Tax Act”) and the published administrative policies of the Canada Revenue Agency (the “CRA”). This summary also takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form or at all. Except for the Tax Proposals, this summary does not take into account or anticipate any changes in law or administrative practice, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

The proposed reduction of the stated capital of the common shares will not result in any immediate Canadian income tax consequences to the holders of common shares. Since no amount will be paid by Cott on the reduction, none of the holders will be deemed to have received a dividend and there will not be any reduction in the adjusted cost base of the common shares to the holders as a result of the reduction of stated capital.

The reduction of the stated capital will reduce the “paid-up capital” (“PUC”) of the common shares for purposes of the Tax Act by an amount equal to the reduction of stated capital. The reduction in PUC of the common shares may have future Canadian federal income tax consequences to a shareowner, including, but not limited to, if Cott repurchases any common shares, on a distribution of assets by Cott or if Cott is wound-up.

United States Federal Income Tax Consequences

The reduction of stated capital contemplated by the Stated Capital Reduction Special Resolution should not constitute a taxable event for our shareowners. As a result, shareowners generally should not recognize gain or loss upon the reduction of stated capital. Each shareowner’s tax basis in its common shares should remain unchanged, and each shareowner’s holding period in its common shares should include the holding period in the common shares held by such shareowner prior to the reduction of stated capital.

Recommendation

The board of directors and management recommend that you vote FOR the Stated Capital Reduction Special Resolution. Sixty-six and two-thirds percent (66 2/3%) of the votes cast must be in favor of the resolution, which is set out at Appendix A on page A-1, in order for the resolution to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix A, the persons named in the enclosed proxy intend to vote in favor of the resolution.

ADDITIONAL INFORMATION

Information about Cott

Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our 2016 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov.

In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, Corporate Governance Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy statement or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634, Attention: Investor Relations Department; telephone number (813) 313-1732. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Approval

Cott’s board of directors has approved the contents and sending of this proxy statement.

MARNI MORGAN POE
Vice President, General Counsel and Secretary

March [●], 2017

APPENDIX A

SPECIAL RESOLUTION OF THE SHAREOWNERS

OF

COTT CORPORATION

(the “Corporation”)

RECITALS:

A.	The Corporation wishes to reduce the stated capital account maintained in respect of the common shares of the Corporation (the “Common Shares”) to US$500 million pursuant to Section 38(1) of the Canada Business Corporations Act (the “Act”).

B.	There are no reasonable grounds for believing that (i) the Corporation is, or would after the reduction in stated capital above be, unable to pay its liabilities as they become due, or (ii) after such reduction, the realizable value of the Corporation’s assets would be less than the aggregate of its liabilities.

NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREOWNERS OF THE CORPORATION THAT:

1.	The stated capital account maintained in respect of the Common Shares be reduced to US$500 million, in accordance with Section 38(1) of the Act, without any payment or distribution to the Corporation’s shareowners.

2.	Notwithstanding the approval by the shareowners of this resolution, the directors of the Corporation may revoke this resolution before it is acted upon without any further approval of the shareowners.

3.	Any director or officer of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such other acts or things as such director or officer may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

A-1

APPENDIX B

COTT CORPORATION (the “Corporation”)

MANDATE OF THE BOARD OF DIRECTORS

Purpose:

The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.

This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.

Responsibilities:

The Board of Directors shall:

1.	Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.	Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.	Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.	Ensure, with the assistance of the Corporate Governance Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the Corporate Governance Committee.

5.	Develop the Corporation’s approach to corporate governance. The Corporate Governance Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.	Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.	Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.

B-1

9.	Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board of Directors; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.

The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.

Measures for Receiving Shareowner Feedback:

The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the Corporate Governance Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.

Expectations of Directors:

The Board of Directors shall develop and update, in conjunction with the Corporate Governance Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.

Annual Evaluation:

At least annually, the Board of Directors through the Corporate Governance Committee shall, in a manner the Board of Directors determines to be appropriate:

•

Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.

Last Approved: February 2017

B-2

APPENDIX C

COTT CORPORATION (the “Corporation”)

AUDIT COMMITTEE (the “Committee”)

CHARTER

Purpose:

The Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the qualifications and independence of the Corporation’s independent auditor, (4) the performance of the Corporation’s internal auditors and independent auditor, and (5) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation.

Committee Authority and Responsibilities:

To fulfill its responsibilities and duties, the Committee shall:

Meetings

1.	Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.	Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

3.	Meet privately with management and the independent auditor (together or separately) as frequently as the Committee deems appropriate for the Committee to fulfil its responsibilities, to discuss any concerns of the Committee, management or the independent auditors.

Financial Statement and Disclosure Matters

4.	Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

5.	Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing the Corporation’s Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

6.	Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles.

7.	Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

8.	Prepare the audit report required by the rules of the U.S. Securities and Exchange Commission to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

9.	Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

10.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.

11.	Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

12.	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function

13.	Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures.

Oversight of the Corporation’s Relationship with the Independent Auditor

14.	Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareowner ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

15.	Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

16.

Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (a) any restrictions on the scope of the independent auditor’s activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise) (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.

17.	Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

18.	The Committee shall, at least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

19.	Based on the above mentioned report and the independent auditor’s work throughout the year, the Committee shall evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareowner ratification. In this evaluation, the Committee shall (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence, (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis, (iii) evaluate the independent auditor’s team, and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

20.	The Committee shall review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

21.	The Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor. Notwithstanding the foregoing, the Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

22.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.

Oversight of the Corporation’s Internal Audit Function

23.	The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

24.	Review the significant reports to management prepared by the internal audit department and management’s responses.

25.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

26.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

27.	Annually, review and recommend changes (if any) to the internal audit charter.

Compliance Oversight Responsibilities

28.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

29.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

30.	Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

31.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

32.	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.

33.	It is understood that in order to properly carry out its responsibilities, the Committee shall have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:

34.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee, (b) be affiliated with the Corporation, (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee, or (d) be an immediate family member of any of these persons.

35.	Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the U.S. Securities and Exchange Commission).

36.	Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

37.	A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee. Polling of Committee members in lieu of a meeting is not permitted.

38.	Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board, with or without cause, and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists.

39.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect a member of the Committee to act as Chair of the Committee (the “Chair”). The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

40.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

41.	The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

42.	At least annually, the Committee shall review and reassess the adequacy of this charter. The Committee shall annually review and assess the Committee’s own performance.

Disclosure:

This charter shall be made available on the Corporation’s website.

Interpretations and Determinations:

The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

Limitation of Audit Committee’s Role:

It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Revised February 2017

Cott Corporation

6525 Viscount Road Mississauga, Ontario, Canada L4V1H6 www.cott.com	5519 West Idlewild Avenue Tampa, Florida U.S.A. 33634

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class Holder Account Number C1234567890	123 X X X

Form of Proxy - Annual and Special Meeting of Shareowners of Cott Corporation to be held on May 2, 2017

This Form of Proxy is solicited by and on behalf of management and the board of directors.
Notes to proxy

1.	Every shareowner has the right to appoint some other person of their choice, who need not be a shareowner, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the shareowner.

5.	The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the shareowner, however, if you do not specify how to vote in respect of any matter, your proxyholder is entitled to vote your shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized a director or officer of Cott Corporation to act as your proxyholder, this proxy will be voted as recommended by management. In particular, if your proxy does not specify how to vote, this proxy will be voted:

• FOR the nominees listed in resolution number 1. Election of Directors,

• FOR the appointment of Cott’s independent registered certified public accounting firm set out in resolution number 2. Appointment of Independent Registered Certified Public Accounting Firm,

• FOR the approval of our executive compensation by non-binding advisory vote set out in resolution number 3. Non-Binding Advisory Vote on Executive Compensation and

• FOR the “1 year” option in respect of the preferred frequency of an advisory vote on executive compensation set out in resolution 4. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation, and

• FOR the approval of a reduction of the stated capital of our common shares to US$500 million set out in resolution 5. Reduction in Stated Capital.

6.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof.

7.	This proxy should be read in conjunction with the accompanying documentation provided by management.

Proxies submitted must be received by 5:00 p.m. (local time in Toronto, Ontario, Canada) on April 28, 2017. THANK YOU VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com/Cot • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail is the only method by which a shareowner may appoint a person as proxyholder other than the management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    123456789012345

01AKGB

+	MR SAM SAMPLE	C1234567890 XXX 123	+

This Form of Proxy is solicited by and on behalf of management and the board of directors.

Appointment of Proxyholder
I/We being shareowner(s) of Cott Corporation hereby appoint: David T. Gibbons, Chairman, or failing him, Marni Morgan Poe, Vice-President, General Counsel & Secretary	OR	Print the name of the person you are appointing if this person is someone other than the Chairman or Secretary as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of Shareowners of Cott Corporation to be held at the InterContinental Toronto Yorkville, Toronto, Ontario, Canada, on Tuesday, May 2, 2017 at 8:30 a.m. (local time in Toronto, Ontario, Canada), and at any continuation of the meeting after an adjournment thereof. Discretionary authority is hereby conferred with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof. As of March [●], 2017, management is not aware of any such amendments, variations or other matters to be presented at the meeting.
1. Election of Directors The proposed nominees named in the accompanying proxy statement are:

01. Mark Benadiba; 02. Jerry Fowden; 03. David T. Gibbons; 04. Stephen H. Halperin; 05. Betty Jane Hess; 06. Gregory Monahan; 07. Mario Pilozzi; 08. Andrew Prozes; 09. Eric Rosenfeld; 10. Graham Savage

FOR all nominees listed above:	☐	Please specify the name of the individual(s) from whom you wish to withhold your vote:
FOR all nominees listed above other than:	☐
WITHHOLD vote for all nominees listed above:	☐

2. Appointment of Independent Registered Certified Public Accounting Firm			For	☐	Against	☐	Withhold	☐
Appointment of PricewaterhouseCoopers LLP as the Independent Registered Certified Public Accounting Firm.
3. Non-Binding Advisory Vote on Executive Compensation			For	☐	Against	☐	Withhold	☐
Approval, on a non-binding advisory basis, of the compensation of Cott Corporation’s named executive officers.
4. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation	3 years	☐	2 years	☐	1 year	☐	Abstain	☐
Approval, on a non-binding advisory basis, of the frequency of an advisory vote on the compensation of Cott Corporation’s named executive officers.
5. Reduction in Stated Capital			For	☐	Against	☐	Withhold	☐
Approval of a reduction of the stated capital of our common shares to US$500 million.

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by management.

Signature(s)
Date

Interim Financial Statements Request

In accordance with Canadian securities regulations, shareowners may elect to receive interim financial statements, if they so request. Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then it will be assumed you do NOT want to receive interim financial statements and the accompanying Management’s Discussion and Analysis.

☐

Annual Financial Statements Request

Mark this box if you would NOT like to receive annual financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then the annual financial statements and accompanying Management’s Discussion and Analysis will continue to be sent to you.

☐
If you are not mailing back your proxy, you may register online to receive the above financial statement(s) by mail at www.computershare.com/mailinglist.

∎	CPTQ	217600	9XX	AR2	999999999999	+
01AKHB0